[GW&K logo]

          COMPLIANCE MANUAL

GW&K Investment Management, LLC December 2020

This Compliance Policy Manual contains proprietary information of GW&K Investment Management and may not be publicly distributed or disseminated without consent of GW&K’s Legal & Compliance Department.

Table of Contents GW&K Compliance Manual Overview

Trading

•

Best Execution

•

Allocation of Investment Opportunities

•

Cross Trades

•

Soft Dollars and Commission Sharing Arrangements

•

Directed Brokerage

•

Error Correction

•

Insider Trading

Personal Trading and Conflicts of Interest

•

Code of Ethics

•

Political Contributions and Restricted Payments

Disclosures to the Public

•

Disclosure and Regulatory Reporting

Safeguarding of Client Information and Assets

•

Custody

•

Privacy

•

MA Written Information Security Plan

•

Identity Theft Red Flags

•

Cybersecurity

•

Information Technology End User

Business Continuity and Disaster Recovery

•

Business Continuity and Disaster Recovery

Books and Records Retention

•

Books and Records

•

Electronic Communication

Marketing

•

Marketing Material Review

•

Solicitation Agreements

•

Press and Media Relations

•

Social Media

Valuation of Client Holdings and Client Billing

•

Valuation and Client Billing

Client Accounts

•

Proxy Voting

•

Advisory Contracts

•

Anti-Money Laundering

•

Client Complaints

•

Class Actions and Legal Proceedings

•

ERISA

Compliance Manual

December 2020

Overview

GW&K Investment Management, LLC (“GW&K”, “Firm”) provides active equity and fixed income investment solutions to meet the needs of a diverse client base. The firm has been in business since 1974 and serves as an investment adviser or subadviser to private or high net worth clients, estates, pension and profit-sharing plans, charitable foundations, endowments, corporations, private funds, mutual funds, UCITS funds, collective trusts and other entities. GW&K’s headquarters is located in Boston, Massachusetts with additional offices located in Winter Park, Florida and New York, New York.

As an investment adviser registered with the U.S. Securities and Exchange Commission, GW&K has adopted this Compliance Manual in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940. GW&K believes the policies and procedures set forth in this Compliance Manual are adequate, effective in their implementation and reasonably designed to prevent and detect violations of applicable securities laws.

GW&K strives to maintain a culture that promotes compliance and risk awareness and encourages employees to conduct business with honesty and integrity. GW&K’s Compliance Program begins with a paramount principle; GW&K and each of its employees serves as a fiduciary to its clients. The Firm’s approach to compliance embraces this fiduciary responsibility and seeks to reinforce it through the engagement of all employees as active facilitators of compliance, as well as through the adoption of specific policies and procedures. It is the role and the responsibility of all GW&K employees to understand firm-wide policies and procedures, including those maintained in this Compliance Manual, and as applicable to their role within the Firm.

GW&K’s Legal and Compliance team is responsible for providing employees access to the Firm’s Compliance Manual. The most up-to date version of the Compliance Manual is located on the Legal and Compliance page of the Firm’s intranet portal and also available upon request. All GW&K employees are responsible for reading, understanding and complying with the requirements of the Compliance Manual. Questions about the Compliance Manual and its associated policies and procedures may be directed to the Legal & Compliance team.

This Compliance Manual contains proprietary information regarding GW&K and may not be distributed externally without approval from the Legal and Compliance team.

Best Execution

December 2020

INTRODUCTION

As a SEC registered investment adviser and fiduciary to clients, GW&K Investment Management, LLC (“GW&K”) has the responsibility to place client trades in such a manner that achieves the most favorable overall cost or proceeds that can be reasonably obtained for a transaction under the circumstance (“Best Execution”). The purpose of this document is to establish policies and procedures designed to ensure that all reasonable steps are taken for GW&K to satisfy its obligation to seek Best Execution for trades it executes on behalf of clients.

I.

Policy

It is GW&K’s policy to treat client accounts fairly and equitably over time and to seek Best Execution for client transactions. GW&K Traders and Portfolio Managers evaluate a number of considerations in determining the best potential execution opportunity for each trade. However, GW&K is not obligated to choose the most favorable level of any single criterion, such as commission rate or spread, if GW&K believes total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere. GW&K makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities traded for clients. GW&K may or may not solicit competitive bids for a particular transaction based on GW&K’s judgment of the expected overall potential benefit of doing so.

II.

Procedures

GW&K evaluates a number of considerations in determining the best potential execution opportunity for each trade. The following factors are among those that may be considered by GW&K when selecting a broker for client transactions:

•

execution capability (including access to or capacity to accept desired securities),

•

security price,

•

commission rates or spreads,

•

value of investment research provided,

•

access to company management

•

ability to obtain volume discounts,

•

industry reputation and financial stability,

•

effectiveness in trade settlement, and

•

responsiveness to GW&K.

GW&K may reasonably determine that one broker or multiple brokers can offer potential best qualitative execution.

In certain circumstances, clients may direct GW&K to place orders with specific brokers that provide services to that client. GW&K may accept such preference or direction to the extent it meets applicable regulatory obligations and does not unreasonably constrain GW&K’s ability to manage the account. See GW&K’s Directed Brokerage Policy.

III.

Oversight and Documentation

To facilitate GW&K’s oversight and review of brokerage practices, GW&K maintains a Brokerage Committee, which typically meets quarterly to review trading related matters including best execution, broker utilization, soft dollar usage, directed brokerage, trade errors (if any), and other items as applicable. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel and other members of the Legal & Compliance Department, investment team leaders, and trading personnel. In addition, GW&K uses a recognized, independent third party service to review and analyze trade execution data, and these reports are reviewed and analyzed by the Brokerage Committee.

The Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Allocation of Investment Opportunities

December 2020

INTRODUCTION

The purpose of this policy and identified procedures is to establish a framework for fair and equitable treatment of GW&K Investment Management, LLC (“GW&K”) client accounts over time when investment opportunities executed by GW&K are being allocated across multiple strategies and client accounts.

I.

Policy

Whenever practical, GW&K will allocate trades on a pro-rata basis. In practice, this means that security transactions are to be allocated to client accounts based on size relative to the size of all other client accounts included in the order until the order is completed. In certain situations, pro-rata allocation may not be achievable based on the circumstances of the trade, the number of and capacity of brokers GW&K engages to execute the trade or operational considerations for the numerous types of strategies and accounts GW&K manages for its clients. In such instances, GW&K’s Equity, Municipal, and Taxable trading teams maintain procedures for the fair and equitable treatment of accounts over time.

II.

Procedures

Trade Aggregation & Rotation

When GW&K intends to buy or sell the same security in two or more client accounts, GW&K may, but is not obligated to, aggregate those transactions to form a single block trade. GW&K has discretion to wait to place orders if it is aware of potential additional trades for the same security that may be pending or it may decide to execute trades immediately when it receives them. Decisions around the timing and aggregation of trades are made with the goal to seek best execution and to effectively manage GW&K’s order flow across numerous types of strategies and client accounts.

As described in GW&K’s Form ADV Part 2A, the Firm typically completes orders in accounts where it has full investment discretion and the authority to direct or execute trades prior to orders in accounts maintained at platform sponsors where the sponsor maintains such rights. Further, GW&K seeks to update those platform sponsors that retain full discretionary authority at approximately the same time; however, this timing may vary depending on program-specific requirements or limitations, operational challenges or other considerations. GW&K may utilize alternative trade rotation methods, if it believes such alternative methods are appropriate under the circumstances and that the method is generally fair and equitable. The trade rotation results and methodology are reviewed periodically by GW&K’s Legal & Compliance Department, Trading Departments and the firm’s Brokerage Committee to ensure that no client accounts are being inadvertently advantaged over others over time.

Employee and Immediate Family Accounts

GW&K considers it appropriate that the accounts it manages for its employees and their immediate family (“Employee accounts”) may generally participate in transactions in the same securities as client accounts, except in cases where GW&K participates in Initial Public Offerings (“IPO’s). It is GW&K’s policy not to favor Employee accounts over others in any circumstance. GW&K generally aggregates transactions on behalf of Employee accounts with those of other advisory clients. The performance of Employee accounts is reviewed periodically by GW&K’s Legal & Compliance Department with respect to performance of other client accounts invested in the same investment strategy to ensure all portfolios are being managed fairly and equitably over time.

Incubating Strategies

When considering a new GW&K investment strategy, GW&K may create an incubating account that is initially funded by GW&K or from one or more GW&K partners or portfolio managers. These type of accounts typically allow GW&K to establish a track record for the strategy and ensure the strategy is appropriate to offer to GW&K clients and prospect clients. Such accounts are generally able to participate in IPOs and other securities offerings where eligible and are subject to GWK’s standard allocation policy and procedures.

Initial Public Offerings and other Limited Offerings

GW&K may participate in Initial Public Offerings, Secondary Offerings, or other security offerings where there is limited availability of shares or bonds (collectively “Limited Offerings”). Such participation is subject to the appropriateness of the security being offered for GW&K’s investment strategies and the eligibility of client accounts to participate. Many of GW&K’s clients prohibit the purchase of some or all Limited Offerings.

When GW&K participates in Limited Offerings, it seeks to allocate those securities among participating accounts in a fair and equitable manner among its clients, taking into consideration the relevant investment objectives, strategies and other investment-related characteristics of client accounts such as client account type, investment restrictions, cash availability, and current specific needs. In circumstances where GW&K’s overall allocation of a Limited Offering is significantly smaller than the amount requested, GW&K may allocate the securities to fewer client accounts than originally intended to minimize contribution effect and to avoid creating non-meaningful positions.

Accredited Investors, Institutional Buyers and 144A Considerations

Certain security types may only be purchased for clients who meet certain regulatory definitions for a sophisticated client such as an Accredited Investor or a Qualified Institution Buyer (“QIB”). For example, GW&K will sometimes trade in 144A securities, which cannot be purchased for retail clients and other non-QIB client accounts. GW&K monitors purchases in securities such as 144As and confirms a client’s eligibility prior to executing the transaction.

III.

Oversight and Documentation

The Legal & Compliance Department is responsible for providing periodic training to employees and assessing ongoing firm compliance with this policy and the effectiveness of its implementation.

Cross Trades

December 2020

INTRODUCTION

GW&K Investment Management, LLC (“GW&K”) is a U.S. registered investment adviser and fiduciary to its clients. GW&K is not registered as a broker/dealer. As a matter of firm policy, and in accordance with its fiduciary duties to clients and potential conflicts of interest associated with cross trades, GW&K does not generally engage in cross trades on behalf of client accounts. In situations where potential cross trades may be required, GW&K maintains these procedures to preserve reasonable execution results for all participating client accounts and in compliance with applicable laws and fiduciary duties.

I.

Procedures

Cross trades will only be executed on behalf of accounts which are mandated to do so and in markets where permissible (examples may include sponsor directed trades or mutual fund cross trades under Rule 17a-7 of the Investment Company Act of 1940 and provided the trades are performed in accordance with procedures adopted by the sponsor or relevant fund’s board, as communicated to GW&K). GW&K will obtain and maintain client consent for cross transactions. Given certain specific prohibitions against cross trades for ERISA assets, GW&K applies automated pre-trade compliance restrictions to all recognized ERISA governed accounts as an additional measure to prevent potential cross trades from occurring.

For certain fixed income transactions, there may be situations where one or more client accounts are selling a bond that, in GW&K’s discretion, may be appropriate for other client accounts. In these circumstances, GW&K typically obtains multiple bids for the bond from independent broker/dealers. Depending on the results of this process, GW&K may determine to sell the bond to one or more broker/dealers that provide, in GW&K’s judgment, the most favorable execution under the circumstances. GW&K may then determine to purchase the bond for other client accounts from one or more of these broker/dealers, at a price and level of execution (including related costs) that GW&K believes are appropriate under the circumstances. There is no guarantee that GW&K will be able to repurchase the bond, since the broker/dealer may determine to sell the bond to another firm, or to hold the bond for the broker/dealer’s own inventory. For more information please review GW&K’s Best Execution Policy.

II.

Oversight and Documentation

The Legal & Compliance Department is responsible for providing training to employees with respect to this policy and periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Soft Dollars and Commission Sharing Arrangements

December 2020

INTRODUCTION

When executing equity transactions for client accounts, GW&K engages third-party broker/dealers to complete the orders, usually paying a brokerage commission in the process. Third-party broker/dealers may also provide investment research and other services to GW&K, which is used to support the investment decision making process. Using client generated brokerage commissions to pay for such services is commonly known as “Soft Dollars.” The purpose of this policy is to establish procedures intended to ensure that Soft Dollar usage by GW&K complies with the U.S. Securities and Exchange Commission (“SEC”) safe harbor guidelines under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”).

I.

Policy

It is GW&K’s policy to seek best execution (see GW&K’s Best Execution policy) for client transactions. GW&K’s Policy is to use limited amounts of Soft Dollars for matters related to research only. GW&K will pay, with “hard dollars” from its own corporate account, all services and systems that are not eligible for Soft Dollars including but not limited to Bloomberg terminals, computer hardware and telephones. GW&K will only use Soft Dollars within safe harbor guidelines of Section 28(e). These guidelines are defined to include products or services which:

1.

Furnish advice, either directly or through publications or writings, as to the value of a security, the advisability of investing in purchasing or selling a security, and the availability of the security or purchasers/sellers of the security.

2.

Furnish analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

3.

Otherwise support GW&K’s investment research process.

II.

Procedures

Commission Sharing Arrangements

GW&K has entered into Commission Sharing Arrangements (“CSAs”) as a means to facilitate soft dollar research administration and payments. CSAs enable GW&K to pool commission dollars generated in transactions with certain broker/dealers to be aggregated and distributed to other third parties to pay for investment research provided by the third parties. This enables GW&K to compensate research providers who do not have brokerage operations where traditional soft dollars can be credited through trade execution or where, in support of GW&K’s policy to seek best execution, GW&K determines that a research provider’s trading desk may not be capable of executing GW&K’s orders as effectively as other broker/dealers.

III.

Oversight and Documentation

The Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

GW&K Brokerage Committee

GW&K has established a Brokerage Committee to review, monitor and oversee GW&K’s Soft Dollar Policy and related practices. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel and other members of the Legal & Compliance Department, investment team leaders, and trading personnel. Among other items, the Committee reviews the amount and usage of soft dollar credits, the broker/dealers being used to generate soft dollars, and the investment research services being purchased through soft dollars. The Committee also reviews and approves any proposed new broker/dealer or research service. GW&K’s Legal & Compliance Department will ensure that oversight over Soft Dollar and Commission Sharing Arrangements occur.

Client Disclosures

GW&K’s practices regarding Soft Dollars and potential conflicts of interest associated with usage will be disclosed in GW&K’s Form ADV Part 2A.

Directed Brokerage

December 2020

INTRODUCTION

While GW&K Investment Management, LLC (“GW&K”) generally has discretion to select brokers through which it executes trades on behalf of client accounts, there are occasions when a client may direct GW&K to use (or not use) a particular broker for some or all of the trades placed for that client’s account. The purpose of this policy is to establish procedures intended to help ensure that all directed brokerage arrangements are executed, when applicable, in accordance with client instructions and applicable legal and regulatory requirements.

I.

Policy

Some of GW&K’s clients, particularly those who sponsor or participate in platform programs, may instruct GW&K to direct all trading to a specific broker/dealer, usually the program sponsor. In these situations, GW&K will generally neither seek competitive bids to execute transactions nor will it seek information about potential commission costs. Commission rates for these programs are typically pre- negotiated between the client and the plan sponsor or designated broker/dealer.

GW&K clients with directed brokerage arrangements may be unable to obtain the most favorable price on transactions executed at the client’s directed brokerage firm as a result of GW&K’s inability to aggregate orders in those accounts with other client trades. Directed brokerage arrangements may also preclude those clients from participating in initial public offerings or other limited offerings. GW&K generally does not execute transactions in accounts with directed brokerage until non-directed brokerage orders are completed.

GW&K discloses the potential disadvantages that may arise from directed brokerage arrangements and GW&K’s right to reject or limit client requests for directed brokerage in its Form ADV Part 2A. These disadvantages may include higher explicit commission costs or other factors that could detract from trade execution quality and investment performance. See GW&K’s Best Execution policy.

II.

Procedures

GW&K will accept directed brokerage arrangements only if the following conditions are satisfied:

1.

The client’s directions are furnished in writing to GW&K’s Legal & Compliance and Client Service Departments, typically as part of the Investment Management Agreement between the client and GW&K, or as a standalone Directed Brokerage Letter; and

2.

GW&K has informed the client in writing that use of directed brokerage arrangements may deprive the client of benefits that might otherwise be obtained by aggregating the client’s order with orders for other GW&K client accounts. This may result in the client paying a higher commission rate or receiving less favorable execution than if GW&K had discretion to select the broker or negotiate commission rates. GW&K typically handles this by delivery of Form ADV Part 2A.

Client Disclosures

As directed brokerage arrangements inherently limit GW&K’s ability to seek best execution for a particular client account or transaction, GW&K’s policy requires the firm to reasonably disclose the risks of directed brokerage to these clients. GW&K provides extensive disclosure on its brokerage arrangements, including directed brokerage, in the firm’s Form ADV, Part 2A.

III.

Oversight and Documentation

The Legal & Compliance Department is charged with periodically assessing firm compliance with this policy and the effectiveness of its implementation.

GW&K Brokerage Committee

GW&K’s Brokerage Committee oversees the firm’s overall brokerage activity, including directed brokerage arrangements and practices. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel and other members of the Legal & Compliance Department, investment team leaders, and trading personnel.

Error Correction

December 2020

INTRODUCTION

As a U.S. investment adviser registered with the Securities and Exchange Commission and a fiduciary to its clients, GW&K Investment Management, LLC (“GW&K”) places great value on understanding and serving the needs of its clients; however, in the course of the investment management process, errors may arise. As such, GW&K has implemented an Error Correction Policy and associated procedures to ensure that employees promptly report potential errors to their management team and the GW&K Legal & Compliance Department for prompt error resolution.

I.

Policy

It is GW&K’s policy to resolve all errors impacting client accounts so that, to the extent possible, corrective measures leave the affected account as close as possible to the condition it would have been in had the error not occurred. Although there is no definition for ‘error’ under U.S. securities laws, for purposes of this policy errors shall include but are not limited to:

•

purchasing securities not permitted for a client account or otherwise failing to follow client investment guidelines,

•

purchasing or selling the wrong security or the wrong amount of a security (or securities) on behalf of a client account,

•

purchasing or selling securities for, or allocating securities to, the wrong client account, and

•

failing to invest client assets within a reasonable timeframe.

Activities falling outside these examples may also constitute an error. These may include actions taken or not taken by GW&K that impact settlement, reconciliation or valuation of accounts, result in overdraft or interest charges, or otherwise adversely impact client portfolios. To the extent such actions or inactions adversely impact GW&K advisory accounts, they may be considered errors under this policy.

II.

Procedures

The following procedures are required to be followed if it is believed a potential error has occurred:

1.

Notify appropriate Management and the Legal & Compliance Department Internal error notification is required to be addressed in accordance with this policy as soon as reasonably possible upon discovery. A GW&K employee that becomes aware of a potential error in a client account, must immediately notify their supervisor who will, in turn, notify the Legal & Compliance Department. This notification to management and the Legal & Compliance Department is required to occur prior to any corrective action.

2.

Determination if an Error Has Occurred

Once notified, the Legal & Compliance Department will work with applicable GW&K managers to determine whether an error has occurred.

3.

Error Correction

Proposed resolution of errors are required to be reviewed and approved by the Legal & Compliance Department in conjunction with applicable GW&K managers. In instances where a potential error could be rectified prior to the settlement of a pending trade, the Legal & Compliance Department will review the potential corrective action with applicable GW&K departments, investment teams and custodial banks. In instances where an error cannot be rectified prior to the settlement of a transaction involving a client account, the Legal & Compliance Department will review the error and potential corrective action with applicable GW&K management teams, and typically with the applicable client or financial advisor for error resolution determination and remediation.

4.

Reimbursement

GW&K will typically compensate for the direct monetary loss (if any) the error caused in the client’s account. Unless prohibited to do so under the circumstance, including due to specific client or investment fund requirements, GW&K will generally net the client’s gains and losses from the error or a series of related errors with the same root cause and compensate the client for the net loss. Client accounts will typically keep gains associated to errors.

5.

Documentation

All errors are to be formally documented using GW&K’s standard event memorandum form which is available on the Legal & Compliance page of the GW&K portal. The Legal & Compliance Department maintains an error log that summarizes error occurrences and applicable resolutions.

6.

Client Communication

The Legal & Compliance Department in conjunction with applicable GW&K managers determines if client disclosure is appropriate under the circumstance.

7.

Post-Mortem Internal Discussions

All errors are reviewed by the Legal & Compliance Department in conjunction with applicable GW&K management teams to determine if enhancements can be made to current processes or practices to mitigate future reoccurrence.

III.

Oversight and Documentation

The Legal & Compliance Department is required to document and record all errors and applicable resolutions. Trading related errors are required to be reviewed periodically by GW&K’s Brokerage Committee. Following GW&K’s risk management process, on an annual basis, or more frequently as needed, the Chief Compliance Officer or designee will review all errors which occurred during the preceding year with GW&K’s Management Committee members and applicable internal business constituents.

Insider Trading

December 2020

INTRODUCTION

In accordance with applicable laws and GW&K Investment Management, LLC (“GW&K”) Policy, GW&K’s personnel are prohibited from soliciting or to otherwise seek to acquire material, non-public information; however, due to the Firm’s participation in the global securities market, its personnel may inadvertently receive such information in the normal course of business. The purpose of this Insider Trading Policy (the “Policy”) is to (i) establish policies and procedures that are reasonably designed to detect and prevent insider trading and (ii) to establish effective processes to prevent the use or dissemination of material non-public information.

I.

Policy & Prohibited Activities

For purposes of this Policy, “Insider Trading” means trading in securities while in possession of material, non-public information (“Inside Information”). While the following items serve as general guidelines for prohibited activities regarding the handling of Inside Information, the list is not intended to be exhaustive. Employees are expected to use good judgment and are required to consult with GW&K’s Chief Compliance Officer, General Counsel or Director of Compliance & Risk Management with any questions or concerns about potential possession of Inside Information or questions on this Policy.

1)

Employees are prohibited from intentionally soliciting or otherwise seeking Inside Information.

2)

Employees who inadvertently come into possession of Inside Information are prohibited from:

(i)

Trading applicable securities in GW&K client accounts and/or personal accounts (as covered under GW&K’s Code of Ethics Policy), or

(ii)

Disclosing the information or any conclusions based on the information to anyone other than GW&K’s Chief Compliance Officer, General Counsel or Director of Compliance & Risk Management.

II.

Procedures & Oversight

Certain members of GW&K’s Legal & Compliance Department are responsible for determining whether or not GW&K has received Inside Information and if so, to ensure that the firm’s conduct complies with applicable laws and regulations.

1)

Any GW&K employee who believes that they have received Inside Information must communicate that event to the Chief Compliance Officer, General Counsel or Director of Compliance & Risk Management as soon as possible.

•

Under no circumstances should the information be discussed with any other GW&K employees or external parties.

2)

The Chief Compliance Officer, General Counsel or Director of Compliance & Risk Management will review the information and implement any measures that they reasonably determine is necessary. Records of decisions and any restrictions imposed on the treatment or use of relevant information will be kept in Legal & Compliance files.

3)

If deemed necessary by the Chief Compliance Officer, General Counsel or Director of Compliance & Risk Management, certain issuers or securities may be restricted for trading in GW&K client and personal accounts (as covered under GW&K’s Code of Ethics Policy) and/or information barriers established.

4)

If information barriers or firm-wide bans on trading are implemented, the Chief Compliance Officer, General Counsel or Director of Compliance & Risk Management will remove information barriers and/or trading bans when they determine that the restriction(s) are no longer appropriate.

III.

AMG Insider Trading Policy

GW&K’s institutional partner, Affiliated Managers Group, Inc. (“AMG”) maintains its own Insider Trading Policy. All GW&K employees are required to adhere to that policy in addition to GW&K’s Insider Trading Policy.

Under the AMG Policy

All publicly traded securities issued by AMG are restricted for trading in GW&K client accounts and personal trading accounts (also as covered under GW&K’s Code of Ethics Policy) unless approved by GW&K and AMG Legal & Compliance Departments.

IV.

Penalties for Insider Trading

Penalties for Insider Trading may include censure, fines, and imprisonment as well as civil liability and potential barring from the securities industry. Prevention and prosecution of Insider Trading is a consistent priority for the SEC and criminal fines and other punishment can result for those who engage in Insider Trading (regardless of profit or loss), those who share Inside Information (even if they don’t personally execute any trades), as well as for the firms who employ such individuals.

Any GW&K employee who is found to have engaged in Insider Trading or any employee who fails to immediately inform the Chief Compliance Officer, General Counsel or Director of Compliance & Risk Management of suspected potential Insider Trading or the receipt of Inside Information will be subject to referral to the appropriate regulatory agencies and to disciplinary action including the possibility of termination.

Code of Ethics

December 2020

INTRODUCTION

GW&K Investment Management, LLC’s (“GW&K” or the “Company” or the “Firm”) Code of Ethics (the “Code”) (i) establishes standards of business conduct and parameters for personal securities transactions that reflect the fiduciary duty of GW&K to its advisory Clients; (ii) institutes policies and procedures designed to detect and prevent activities that may undermine this fiduciary duty or create conflicts of interest; (iii) requires individuals subject to the Code to comply with applicable Federal Securities Laws; and (iv) has been adopted in compliance with Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act of 1940. Accordingly, no Access Person (as defined in Section I below), shall:

1.

Employ any device, scheme or artifice to defraud;

2.

Make any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

3.

Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person; or

4.

Engage in any manipulative practice.

Adherence to the Code is a basic condition of employment at GW&K. Failure to adhere to the Code may result in disciplinary action, including termination of employment. Any person having questions about the meaning or applicability of the Code should contact GW&K’s Legal & Compliance Department.

I.

Definitions

“1940 Act” - The Investment Company Act of 1940.

“Access Person” - Any partner or employee (collectively referred to as “employee”) of GW&K who (a) has access to non-public information about the purchase or sale of securities in GW&K Client accounts or non-public information about the holdings of Client accounts or Affiliated Funds, or (b) is involved with making securities recommendations for Client accounts or has access to such recommendations. All GW&K employees are considered Access Persons for purposes of the Code. Access Persons may include part-time employees, consultants and temporary personnel as designated by the Chief Compliance Officer.

“Affiliated Fund” - Any mutual fund for which GW&K or a GW&K affiliate serves as investment adviser or sub-adviser. A list of Affiliated Funds is maintained on the Legal & Compliance page of GW&K’s Portal.

“Affiliated Managers Group, Inc. (“AMG”)” -

GW&K is an affiliate of Affiliated Managers Group, Inc., a publicly traded global asset management company (NYSE: AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the Firm as GW&K’s institutional partner.

“Advisers Act” - The Investment Advisers Act of 1940.

“Beneficial Ownership” - Any instance where an Access Person or any related Covered Person can directly or indirectly derive financial interest from the ownership, purchase, or sale of a security.

It is considered Beneficial Ownership when securities are:

•

Owned by an Access Person or Covered Person solely in their name or jointly with another individual;

•

Owned through an account or investment vehicle for benefit of an Access Person or Covered Person (i.e. IRA, trust, partnership, etc.); or

•

Owned directly, indirectly or jointly.

“Business Entertainment” - An occasion where an Access Person entertains or is entertained by someone with whom GW&K has a business relationship or is looking to establish a business relationship. Entertainment may include meals, sporting, theater or music, charitable, or other ticketed events. Any item of value given or received that does not meet the definition of Business Entertainment will be considered a Gift under the Code.

“Considered for Transaction” - A security is being considered for purchase or sale when a recommendation to purchase or sell the security in Client accounts has been communicated by a research analyst to a portfolio manager or portfolio management team.

“Client”- Any person or entity that has an investment advisory or sub-advisory investment management agreement with GW&K, or any person or entity for which GW&K provides investment management services through a Separately Managed Account (“SMA”) Program or similar arrangement.

“Covered Persons” – Immediate family members that are related by blood, marriage, adoption, domestic partnership or civil union and living in the same household. Examples include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, significant other, sibling, mother-, father-, son-, daughter-, brother- or sister-in-law, or any person related by adoption who lives in the same household with the Access Person.

“Covered Security” - All forms of stocks, bonds, convertibles, closed-end funds and exchange traded funds (“ETFs”), and any other instrument identified as a security under the Advisers Act. Private Placements, Private Funds or other Limited Offerings are also considered Covered Securities for purposes of this Policy. Covered Securities do not include shares of registered open-end mutual funds (other than Affiliated Funds), direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and other money market instruments.

“Derivative” – A contract between two or more parties whose value is reliant upon or based on an underlying financial asset(s). Examples of derivatives for the purpose of the Code include but are not limited to futures, forwards, options, swaps, rights and warrants.

“Discretionary Third-Party Managed Account” - An account: (a) for which an Access Person or Covered Person has granted a trustee or a discretionary third-party manager investment authority over the account; and (b) over which the Access Person or Covered Person has no direct or indirect influence or control with respect to purchases or sales of securities or allocations of investments.

“Federal Securities Laws” - The Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the SEC or the Department of the Treasury.

“Gift” - Any present, favor, or gratuity to or from someone with whom GW&K has a business relationship or is seeking to establish a business relationship. Gifts do not include promotional items of nominal value with business logos (items such as pens, tee shirts, golf balls, hats, coffee mugs, umbrellas, etc.)

“Investment Control” - Any instance where an Access Person or other Covered Person(s) can directly or indirectly initiate the purchase or sale of a Covered Security.

“Private Placement”, “Private Fund” or “Limited Offering” – A securities offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) or pursuant to rules 504, 505 or 506 under the Securities Act of 1933.

“Maintenance Trade”- A Trade that is part of normal operational or client-specific account activity. Maintenance Trades include, but are not necessarily limited to, orders related to new account investing, capital additions or withdrawals, account liquidation, or tax loss trading, etc. Orders executed as part of a portfolio management decision across an entire strategy (or strategies) are NOT Maintenance Trades.

“Outside Business Activity” - Any business or activity carried out by an employee that is outside of the employee’s regular course or scope of employment with GW&K.

“Reportable Account” - Any account where an Access Person or Covered Person(s) have, or is capable of having, Investment Control of Covered Securities.

“SEC” - U.S. Securities and Exchange Commission.

II.

Standard of Conduct and General Prohibitions

A.

Standard of Conduct

GW&K employees and others subject to this Code are expected to have high ethical standards, put client interests above their own and not take advantage of the management of client assets for personal benefit. The Code sets out a number of specific restrictions on personal investing designed to capture fiduciary duty and mitigate conflicts of interest; however, no set of rules and restrictions can anticipate every situation. Any activity or transaction that violates GW&K’s duty to its clients or contrary to GW&K’s employment principles is prohibited, regardless of whether it meets the technical rules found within the Code. In addition, all persons subject to this Code are required to comply with Federal Securities Laws.

B.

General Prohibitions

No Access Person or other Covered Person is permitted to benefit in their personal investment account(s) from proprietary investment research nor transactions executed by GW&K on behalf of its Clients. Accordingly, no Access Person or other Covered Person shall buy or sell, directly or indirectly, any Covered Security that is (a) being Considered for Transaction or is (b) being purchased or sold in Client accounts, with the exception of Maintenance Trades.

In addition, the following activities are prohibited:

1.

Acquiring securities in any initial public offering (generally defined to include purchasing on the day of issuance).

2.

Trading any securities while in possession of material non-public information relating to such securities.

Both GW&K and AMG maintain policies and procedures related to Insider Trading that employees are required to follow in addition to the Code. For additional information, please review both policies which are available within GW&K’s Portal and within the Code system or contact the Legal & Compliance Department.

3.

Trading securities on margin.

4.

Trading Derivatives.

5.

Engaging in short selling.

6.

Placing good ‘til canceled (“GTC”) orders (unless the GTC is cancelled at end of trade day).

7.

Trading a Covered Security within 2 trading days before, the same day or 2 trading days after it is traded in GW&K Client accounts, except where only Maintenance Trades occur. The GW&K Legal & Compliance Department may allow for an exception to this restriction where the security’s market capitalization is above $10 Billion.

8.

Investing in a Private Placement, Private Fund or other Limited Offering without prior approval from the Legal & Compliance Department.

9.

Taking a profit from any trading activity on covered securities within a 30-day calendar window. Gains are to be calculated based on a last in, first out (“LIFO”) method for purposes of this requirement.

10.

Using any technique, strategy or product to circumvent a restriction in the Code.

III.

Pre-clearance Requirements, Restricted Securities, and Exemptions

A.

Pre-clearance Requirements

No Access Person or Covered Person may purchase, sell, or otherwise assume or dispose Beneficial Ownership of any Covered Security without pre-clearance approval.

To facilitate trade pre-clearance, oversight of personal securities transactions, and certain other administrative functions in support of the Code, GW&K utilizes a third-party vendor system (“Code system”). Each Access Person is provided with credentials to login to the Code system. Unless a security type is specifically identified as exempt from pre-clearance requirements, transactions in all Covered Securities must be pre-cleared via online request within the Code system prior to execution. Approved pre-clearances are valid only for the same trading day. Any unexecuted approved transactions must be pre-cleared again.

AMG Stock – In addition to these standard pre-clearance requirements, any trades in AMG stock (ticker: AMG) must also be pre-cleared by AMG. Access Persons shall coordinate this pre-clearance with GW&K’s Legal & Compliance Department. Please see the AMG Insider Trading Policies and Procedures, which can be found on GW&K’s Portal and in the Code system under ‘My Policies’ for additional information. Cautionary note; Access Persons and Covered Persons may not be able to sell personal investments in individual securities such as stocks and bonds for extended periods of time due to GW&K client investment activity. As such, liquidity, tax planning, market and similar risks associated with transacting in securities that are or may be held in client accounts should be considered when investing in personal trading accounts. Exemptions to the Code are expected to be rare. See section VI. of the Code for more exemption related information.

B.

Restricted Securities

GW&K maintains a restricted list comprised of securities considered for transaction for clients, as well as other securities when warranted as determined by Compliance, in order to help employees maintain compliance with the Code. Employees are prohibited from trading any security that is on the restricted list. However, it is expected that employees will not knowingly or willfully execute personal securities transactions that violate either explicit parameters or principles of the Code if, due to technical issue or any other reason, a pre-clearance request for a security that should be restricted is approved.

C.

Exemptions from Pre-clearance Requirements

The following activities are exempt from pre-clearance requirements:

1.

Transactions in Discretionary Third-Party Managed Accounts. Please see Section IV for additional information regarding such accounts.

2.

Trades in Exchange Traded Funds (“ETFs”).

NOTE: ETFs are still subject to the 30-day holding period described in Section II. B and reporting requirements of the Code.

3.

Trades that are part of an automatic investment plan, such as a dividend reinvestment plan, where specific transactions are executed as part of a pre-determined schedule or criteria.

4.

Trades that are part of non-voluntary corporate actions or that are otherwise executed outside the control of the Access Person.

D.

Exemptions from Pre-clearance and Reporting Requirements

Investments in the following are exempt from pre-clearance and reporting requirements:

1.

Investments in Open-ended Mutual Funds (other than Affiliated Funds).

2.

Investments in Direct Obligations of the Government of the United States.

3.

Banker’s Acceptances.

4.

Bank Certificates of Deposits.

5.

Commercial Paper.

6.

Money Market Funds.

7.

Trades involving Affiliated Funds within the AMG/GW&K 401k Plan do not require pre- clearance or reporting as the Firm receives separate reporting from AMG as the plan sponsor.

IV.

Discretionary Third-Party Managed Accounts

Access Persons may maintain Discretionary Third-Party Managed Accounts subject to the disclosure and reporting requirements described below, provided they comply with all requirements of this Code, such accounts are exempt from the pre-clearance requirements outlined in Section III above.

Disclosure Requirements for Discretionary Third-Party Managed Accounts. All Access Persons who maintain Discretionary Third-Party Managed Accounts must disclose such accounts within the Code system. Such disclosure must include the following information:

•

Account owner name

•

Account number

•

Name and contact information of the trustee or discretionary third-party manager

•

The trustee’s or discretionary third-party manager’s firm

•

Description of the Access Person’s relationship to the trustee or discretionary third-party manager, including any affiliation or family relationship that may exist between the Access Person and the person or firm managing the account

Additionally, Access Persons must attest upon inception of the account and then on a periodic basis thereafter that they or associated Covered Persons do not have direct or indirect influence or control of the account, including with respect to the purchase or sale of securities, or allocation of investments.

Reporting Requirements for Discretionary Third-Party Managed Accounts. GW&K’s Legal & Compliance Department will require the provision of account statements for all Discretionary Third- Party Managed Accounts annually; however, additional statements may also be required to facilitate Compliance’s oversight and monitoring of such accounts.

In addition, the Legal & Compliance Department will periodically request attestation from the trustee or discretionary third-party manager of each Discretionary Third-Party Managed Account to confirm the account continues to be discretionary and that there have been no instances where the Access Person had direct or indirect influence or control of the account.

Accounts maintained at GW&K Investment Management are not subject to the requirements outlined above if such accounts are managed in line with the applicable Firm investment strategy as applied to Client accounts in that strategy.

V.

Reporting of Personal Covered Securities Transactions and Post-Trade Review

All Access Persons are required to provide periodic transaction reports to the Legal & Compliance Department. Where applicable and appropriate, the Legal & Compliance Department may assist employees in meeting this obligation by facilitating electronic data feeds from brokers, creating automated reports, or other means to help alleviate the administrative burden. However, in any instances where such processes are not available, Access Persons are responsible for providing the required information.

Reportable Accounts and Initial Holdings Report. No later than 10 days after a person becomes an Access Person, summary information of all Reportable Accounts including the type of account (e.g. IRA, Trust, etc.), the brokerage firm where the account is maintained, the date the Reportable Account was established, and an initial holdings report, current as of no more than 45 days of when a person becomes an Access Person must be provided to the Legal & Compliance Department.

NOTE: Any account that can hold Covered Securities, which is under Investment Control of the Access Person or Covered Persons, should be disclosed, even if no reportable securities are held at the time of the holdings report.

The following information shall be included in the initial holdings report:

•

Account name (as identified by the Access Person) and the name of the broker where the account is maintained

•

Security name/description

•

Security ticker symbol or CUSIP number

•

Number of shares (or principal amount)

The Code system is used to facilitate disclosure of reportable investment accounts and initial holdings reports.

New Reportable Accounts established by Access Persons after an initial holdings report are required to be disclosed to the Legal & Compliance Department promptly, and before any transactions in Covered Securities occur.

Duplicate Brokerage Confirmations and Statements. Access Persons and Covered Persons are required to direct their brokers to provide duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for each Reportable Account to GW&K. In many cases, the Legal & Compliance Department can coordinate the receipt of this information directly from brokers via the Code system.

Quarterly Transaction Report. No later than 30 days after the end of each calendar quarter, every Access Person must file a report with the Legal & Compliance Department describing all transactions in Covered Securities (including those in Affiliated Funds) during that period. This Quarterly Transaction Report is required to include the following information for each trade:

•

Trade date

•

Security name/description

•

Security ticker symbol or CUSIP

•

Type of transaction (buy, sell, etc.)

•

Number of shares or principal amount

•

Price at which the transaction was executed

•

Executing broker

Quarterly Transaction Reports are to be completed in the Code system.

NOTE: Access Persons may be excused from submitting transaction reports that would duplicate information contained in trade confirmations or account statements that GW&K holds in its records, provided GW&K has received those confirmations or statements no later than 30 days after the close of the calendar quarter in which the transaction takes place.

Annual Holdings Report. All Access Persons must file a report with the Legal & Compliance Department that identifies all holdings in Covered Securities as of December 31 of the prior year by January 30th of each year.

The Annual Holdings Report is required to include the following information for all Reportable Accounts with Covered Securities:

•

Account Name (as identified by the Access Person) and the name of the broker where the account is maintained

•

Security name/description

•

Security ticker symbol or CUSIP number

•

Number of shares or principal amount held as of December 31.

Annual Holdings Reports are to be completed in the Code system.

In addition, Discretionary Third-Party Managed Accounts are subject to the reporting requirements outlined in Section IV.

Post-Trade Review - The Legal & Compliance Department will periodically review and monitor the personal investment activity of all Access Persons and Covered Persons, including reports or brokerage confirmations and statements filed in accordance with the Code.

VI.

Exemptions from the Code

The Legal & Compliance Department may grant an exemption from the Code, including pre-clearance or other trading restrictions, certain reporting requirements and other Code related matters on a case- by-case basis if it is determined that the proposed conduct involves no opportunity for abuse and does not conflict with client interest. Such requests for exemption are expected to be infrequent and approvals are expected to be rare. All requests must be submitted in writing to the Legal & Compliance Department and the reason(s) for the exemption must be stated.

VII.

Gifts and Business Entertainment

Access Persons may not give or accept any Gift or Business Entertainment that:

•

is in cash or a non-cash equivalent (such as gift cards);

•

is excessive, lavish, or otherwise outside of industry custom and practice;

•

creates a real or perceived conflict of interest or is intended to influence business decisions; or

•

is unethical or illegal

In general, Access Persons may not give or accept Gifts of more than de minimis value (anything of more than $100 in value as a single Gift or an annual cumulative value of $500). This limit does not apply to (i) ordinary Business Entertainment where the donor is present as a host so long as it is not so frequent to give the appearance of impropriety; or (ii) a typical holiday Gift such as a food item received by an Access Person but shared with other GW&K employees.

Each Access Person must report all Gifts and Business Entertainment of $50 or more to the Legal & Compliance Department for Gifts given or received in connection with the Access Person’s employment. The Legal & Compliance Department maintains records of reportable Gifts given or received by Access Persons.

AMG Distributors, Inc. (“AMGDI”) Registered Representatives

In addition to requirements under the Code, GW&K employees who are registered representatives of AMGDI are required to also comply with the Gifts and non-cash compensation policies maintained in AMGDI’s Supervisory Procedures Manual.

VIII.

Political Contributions

Employees are prohibited from making Gifts or contributions in the name of, or on behalf, of GW&K to any political committee, candidate or party. Employees are also subject to pre-clearance requirements and contribution limits for personal political contributions as part of Firm policies and procedures.

Employees should refer to GW&K’s Political Contributions and Other Restricted Payments Policy which can be found in the GW&K Compliance Manual.

XI.

Insider Trading Policies and Procedures

Employees are subject to GW&K’s Insider Trading Policy and AMG’s Insider Trading Policy and Procedures, which can be found on GW&K’s Portal and in the Code system under ‘My Policies.’ Employees are required to certify annually that they have received, read and understood these policies as well as adhered to the guidelines and restrictions therein.

X.

Outside Business Activities

It is prohibited for any employee to engage in any Outside Business Activity, or be employed or compensated by any other person, or serve as an officer, director, partner or employee of another business organization or have any direct or indirect financial interest in any other organization engaged in any securities, financial or kindred business unless such person has made a disclosure and received approval from the Legal & Compliance Department.

All employees are required to disclose their Outside Business Activities in the Code system. GW&K’s Legal & Compliance Department will review all disclosures of Outside Business Activities to ensure there are no material conflicts of interest with GW&K clients, the Firm and with the disclosing employee’s role and responsibilities at GW&K. Examples of Outside Business Activities required to be disclosed include, but are not limited to, serving on the board of directors for publicly traded companies, non-profit, endowment or charitable foundations, even if not a for-profit business and without compensation, or any activities where the employee receives compensation.

XI.

Reporting Potential Violations, Investigation, Penalties for Violations, and Whistleblower Rules

A.

Reporting Potential Violations

If any employee has any doubts as to the appropriateness of any activity, believe that they have violated the Code, or become aware of a violation of the Code by another individual(s), they should consult with the Chief Compliance Officer, a member of the Legal & Compliance Department, or member of the Management Committee. This includes reporting any concerns regarding any potential violations of any applicable law, rule or policy, or any other potential wrongdoing, by GW&K, any of our employees, or any of our service providers.

All are encouraged to report actual or possible violations to the Chief Compliance Officer or other members of the Legal & Compliance Department upon discovery. It is a violation of this Code to deliberately fail to report a violation by you, or deliberately withhold relevant or material information concerning a violation of this Code. If an Access Person believes the Chief Compliance Officer is acting in potential violation of the Code, the matter is to be reported to any member of GWK’s Executive or Management Committees.

Good faith reporting of suspected violations of Firm Policies, including this Code, by others shall not subject the reporting person to penalty, reprisal, or retaliation by GW&K or any of its employees. Please also see subsection D below for additional information on Whistleblower Rules.

“Violations” should be interpreted broadly, and may include, but are not limited to, such items as:

•

noncompliance with laws, rules, and regulations applicable to the business of GW&K;

•

fraud or illegal acts involving any aspect of GW&K’s business;

•

material misstatements in regulatory filings, internal books and records, Clients records, or reports;

•

activity that is harmful to Clients, including any fund shareholders; and

•

deviations from required internal controls, policies and procedures that safeguard Clients and GW&K.

All reports will be taken seriously, investigated promptly and appropriately, and treated with the appropriate confidentiality as determined by GW&K in light of the circumstances.

B.

Investigation

The Legal & Compliance Department will investigate all potential violations of Firm policies, including the Code. In cases where the investigation is initiated by the reporting of a potential violation by an employee, the Legal & Compliance Department may update the employee on the status of the investigation as appropriate. In addition, the reporting employee may request an update at any time. Such investigative procedures may include notification to the Firm’s Executive and Management Committees of the violation or possible violation, and discussion of the violation or possible violation with the relevant parties to determine whether the procedures set forth in the Code were followed. Each investigation will be documented, including the name(s) of the relevant party(ies), the date of the investigation and identification of the violation or possible violation. The file kept on such investigation shall include all relevant records. The determination as to whether a violation has occurred will be subject to review by the Legal & Compliance Department. The Chief Compliance Officer or other members of the Legal & Compliance Department will report findings as necessary to the Executive or Management Committees.

C.

Penalties for Violations

Penalties for violations of Federal Securities Laws or Firm policies can be severe for individuals involved and their employers. A person can be subject to penalties even if they do not personally benefit from the violation. Penalties for such violations will be determined on a case-by-case basis in the discretion of the Legal & Compliance Department with input from members of the Executive or Management Committee as appropriate. While each violation is reviewed individually, certain considerations are regularly evaluated such as the nature of the violation (whether it was a failure to follow procedure such as pre-clearance, or whether there was an actual non-compliant transaction that occurred), whether there appeared to be intent to violate or circumvent the Code or other Firm policy, and whether the individual has had previous violations. The penalties may include, but are not limited to:

•

Issuance of a disciplinary memorandum or letter of reprimand;

•

Requiring disgorgement of profits generated from non-compliant trades;

•

Requiring trades to be reversed or other corrective actions at Access Person’s expense;

•

Suspension of personal trading privileges;

•

Requiring the consolidation of Reportable Accounts with certain brokers;

•

Suspension or termination of employment; and

•

Reporting to the appropriate regulatory authorities if applicable.

D.

Whistleblower Rules

Nothing in this Code or in any other agreements you may have with GW&K is intended to or shall preclude or impede you from cooperating with any governmental or regulatory entity or agency in any investigation, or from communicating any suspected wrongdoing or violation of law to any such entity or agency, including, but not limited to, reporting pursuant to the “whistleblower rules” promulgated by the SEC (Securities Exchange Act Rules 21F-1, et seq.).

Retaliation of any type against an Access Person who reports a suspected violation or assists in the investigation of such conduct (even if the conduct is not found to be a violation) is strictly prohibited and constitutes a further violation of the Code and these procedures.

All Access Persons are encouraged (and have the responsibility) to ask questions and seek guidance from the Chief Compliance Officer, other members of the Legal & Compliance Department or senior management with respect to any action or transaction that may constitute a violation and to refrain from any action or transaction which might lead to the appearance of a violation. Members of the Legal & Compliance Department will also provide periodic training to GW&K’s Access Persons regarding the requirements of these policies and procedures.

XII.

Recordkeeping Requirements

In accordance with Rule 17j-1 under the Investment Company Act of 1940 and Rule 204-2 under the Investment Advisers Act of 1940, the following records will be maintained by GW&K, at its principal place of business:

(i)

a copy of the Code and all written acknowledgements of the receipt of the Code and any amendments thereto for each Access Person within the past five years;

(ii)

a record of any violation of the Code and of any action taken as a result of such violation shall be preserved for a period of not less than five years following the end of the fiscal year in which the violation occurs;

(iii)

a copy of each report made by an Access Person must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided;

(iv)

a record of all Access Persons, currently or within the past five years, who are or were required to make reports under the Code, or who are or were responsible for reviewing such reports pursuant to this Code; and

(v)

a record of any decision, and the reasons supporting the decision, to approve the acquisition of securities in Limited Offerings by Access Persons, for at least five years after the end of the fiscal year in which the approval is granted.

XIII.

Distribution and Certification

Each Access Person is to (i) receive a copy of this Code at the time of employment, annually thereafter, and anytime amendments are made to the Code; and (ii) periodically certify in writing that they have received, read and understood the Code and any amendments; and (iii) will adhere to the guidelines, restrictions, and responsibilities therein.

Political Contributions and Restricted Payments

December 2020

INTRODUCTION

As a U.S. registered investment adviser, GW&K Investment Management, LLC is subject to regulations that limit or prohibit GW&K and its employees from making certain political contributions or other restricted payments. These include anti-bribery laws as well as federal, state and municipal “pay to play” laws intended to prevent potential conflicts of interest for government officials selecting investment advisers on the basis of political contributions. The purpose of this Political Contributions and Restricted Payments Policy (the “Policy”) is to create procedures to identify and monitor permitted political contributions and activities and to prevent prohibited political contributions or activities and other restricted payments.

I.

Policy Statement and Applicable Anti-Corruption and Political Contribution Laws

It is GW&K’s policy that all employees must comply with political contribution and anti-corruption laws. Further, all GW&K employees are prohibited from making, offering or promising to make any payment, gift or contribution of anything of value to any person, either directly or indirectly, for the purpose of obtaining or retaining business for GW&K or its affiliates or for gaining an advantage in conducting any business, except as specifically permitted in this policy.

U.S. anti-corruption laws focus on payments by corporate entities and their representatives to domestic and foreign public officials. The Foreign Corrupt Practices Act governs dealings between U.S. businesses and foreign officials. Various other jurisdictions have anti-corruption laws that prohibit payments to obtain business or an advantage in the conduct of business. GW&K employees are required to consult with the Legal & Compliance Department prior to making any payments or providing any gifts to U.S. or non-U.S. officials or business counterparts.

U.S. federal, state and local laws, referred to as “pay to play” laws, are intended to prevent government officials from selecting service providers on the basis of their political contributions. These laws include the Investment Advisers Act Rule 206(4)-5 (the “Pay to Play Rule”), which applies to all registered investment advisers, and places limits on individual political contributions by covered persons.

II.

Definitions

“Contribution” - any contribution, gift, subscription, loan, advance or deposit of money including:

(i)

payment of debt incurred in connection with an election; or

(ii)

transition or inaugural expenses of a successful candidate; or

(iii)

anything else of value to a candidate or official other than volunteered time outside of business hours not involving solicitation of donations.

“Covered Associate” –

(i)

GW&K,

(ii)

any general, managing or other individual with similar status or function, of the Firm,

(iii)

GW&K’s chief executive officer, all senior executive officers in charge of a principal business unit, division or function and any other person who performs a policy-making function for the Firm,

(iv)

any employee who solicits a Government Entity for the Firm and any person who supervises, directly or indirectly, such employee, and

(v)

any political action committee controlled by the Firm or any of its employees.

GW&K’s Legal & Compliance Department is responsible for identifying specific GW&K employees as Covered Associates for purposes of this policy. The Legal & Compliance Department is responsible for maintaining a list of the firm’s Covered Associates, attached as Exhibit A to this policy.

“Government Entity” - any state or political subdivision of a state, including:

(i)

any agency, authority, or instrumentality of the state or political subdivision,

(ii)

a pool of assets sponsored or established by the state or political subdivision or any agency, authority, or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in Section 414(j) of the Internal Revenue Code (the “Code”), or a state general fund,

(iii)

any participant-directed investment program or plan sponsored or established by a state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan, and

(iv)

officers, agents, or employees of the state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

“Pay to Play Rule” or “Rule” - Investment Advisers Act Rule 206(4)-5, which prohibits investment advisers and their Covered Associates from making political Contributions greater than de minimis limits to an elected official or candidate for elective office of a state or municipal Government Entity. Political Contributions in violation of the Rule will trigger a two-year time-out during which advisers cannot provide advisory services for compensation to the Government Entity that received the Contribution.

“Solicit” -

(i)

with respect to investment advisory services, to communicate, directly or indirectly, for the purpose of obtaining or retaining a client for, or referring a client to, an investment adviser; and

(ii)

with respect to a Contribution, to communicate, directly or indirectly, for the purpose of obtaining or arranging a Contribution.

III.

Permitted and Prohibited Activities

GW&K employees may engage in ethically and legally appropriate conduct, whether as a representative of GW&K or in their personal capacity. Payments, gifts and contributions are permissible if made in compliance with this Policy and other applicable GW&K policies.

Business Gifts and Entertainment

As a general matter, most anti-corruption laws do not prohibit the provision of small gifts, non- extravagant business entertainment or similar items of nominal value if these items are not offered with improper intent. Accordingly, this Policy recognizes that in the course of conducting business GW&K employees may want to make token offerings to business counterparts. Employees should reference the GW&K Code of Ethics for additional information about business gifts and entertainment and consult the Legal & Compliance Department if they have any questions about these policies.

Political Contributions

GW&K employees are permitted to make political contributions in accordance with the Pay to Play Rule and GW&K’s guidelines and procedures outlined below. No employee may make, or cause GW&K to make, a contribution to an elected official or candidate for elective office of a federal, state or municipal government entity for the purpose of obtaining or retaining investment advisory business.

Permitted Political Contributions and Political Activities: Subject to prior approval, as described below, employees of the Firm are permitted to:

•

Where you are eligible to vote for the candidate, make a Contribution up to $350 in the aggregate with respect to the same election, to an elected official or candidate for elective office of a state or municipal Government Entity.

•

Where you are not eligible to vote for the candidate, make a Contribution up to $150 in the aggregate with respect to the same election, to an elected official or candidate for elective office of a state or municipal Government Entity.

•

Make a Contribution to an elected official or candidate for elective office of the federal government, subject to applicable federal limitations (unless, at the time of the Contribution, the candidate is an elected official of a state or municipal Government Entity, in which case the foregoing limits apply).

•

Make a Contribution to a federal, local or state political party in your individual capacity (subject to applicable state or local limitations), provided the Contribution is not directed to an elected official or candidate for elective office of a state or municipal Government Entity.

•

Make a Contribution to a political action committee (“PAC”), provided the Contribution is not directed by you or the PAC to an elected official or candidate for elective office of a state or municipal Government Entity.

•

As part of a campaign, volunteer on behalf of an elected official or candidate for elective office of a state or municipal Government Entity during non-business hours, so long as you are not using GW&Ks name (or implying any endorsement by GW&K) or GW&K’s resources (such as corporate facilities, systems, communications equipment and lines, office supplies and mailing lists), and so long as you are not coordinating or Soliciting any person or political action committee to make any Contribution (as described further below).

Prohibited Political Contributions and Political Activities:  No employee of the Firm may:

•

Make a Contribution to an elected official or candidate for elective office of a state or municipal Government Entity in excess of the de minimis limits set forth above.

•

Make a Contribution to an elected official or candidate for elective office of the federal government in excess of the de minimis limits set forth above, if, at the time of the Contribution, the candidate is an elected official of a state or municipal Government Entity.

•

Cause GW&K to make any Contribution to an elected official or candidate for any elective office of a federal, state or municipal Government Entity.

•

Coordinate or Solicit any person or political action committee to make any:

(i)

Contribution to an elected official or candidate for elective office of a state or municipal Government Entity; or

(ii)

Contribution to a political party of a state or municipality.

•

Use the Firm’s name or resources (as described above) in connection with any service to a campaign or in support of any campaign for elective office of a federal, state or municipal Government Entity.

•

Engage in any lobbying efforts on behalf of the Firm, since lobbying is a regulated activity that often requires public filings and/or registration, without prior approval from the Chief Compliance Officer and Firm management.

Indirect Contributions

GW&K employees may not do anything indirectly which, if done directly, would result in a violation of this Policy. Employees should be aware of Contributions that may be in their control, including the following:

•

Solicitation of any person, such as a spouse, family member or friend, to make a Contribution.

•

Contributions made by spouses from joint checking accounts, which may give the appearance of an indirect Contribution.

•

Contributions made to an entity where the employee has the ability to direct the use of the funds, or knows that entity will use the funds to support an elected official or candidate for elective office of a state or municipal Government Entity.

VI.

Procedures

Prior Approval

All employees are subject to this Policy and all Contributions by an employee must be approved by the Legal & Compliance Department in writing in advance of any Contribution being made. All employees are to submit approval request via GW&K’s automated compliance system.

As part of the approval process, the Legal & Compliance Department will review applicable state and local laws prior to approving any Contribution requests.

The Legal & Compliance Department reserves the right to prohibit any proposed Contribution that is deemed to raise a risk of violating the Rule, state laws or this Policy, or any actual or apparent conflict of interest, or for any other business reason whatsoever.

Quarterly Reporting

On a quarterly basis, all employees must submit an acknowledgement form confirming that they are in compliance with this Policy and have reported all of their Contributions made in the past quarter, including the amounts of the Contributions and dates on which the Contributions were made. All quarterly reports shall be made using GW&K’s automated compliance system.

New Government Entity Clients

In advance of accepting a state or municipal Government Entity as a client, the Legal & Compliance Department shall review records of employee Contributions made within two years of the date of inception of the client account to determine whether any Contributions have been made to any applicable official of the state or municipal Government Entity.

Compliance with Other Laws

It should not be assumed that approval under this Political Contributions Policy is confirmation that an employee is complying with any applicable campaign finance or other applicable laws, and each employee is urged to consult such advisors or counsel as appropriate on such laws. With respect to clients and potential clients that are state or municipal Government Entities, additional state and local rules may apply.

Questions Regarding Application of the Policy

Employees should consult the Legal & Compliance Department if they have any questions about whether a Contribution or activity would be prohibited or restricted by this Policy or the Rule.

Confidentiality

GW&K will keep the information provided under this Policy confidential, subject to the rights of inspection of all regulatory and licensing bodies or as any disclosure may become necessary or advisable in the operation of the Firm, including disclosures at the request of representatives of clients and potential clients who are state or municipal Government Entities, pension funds, or their fiduciaries if requested to do so.

Monitoring & Penalties for Violations

The Legal & Compliance Department will conduct periodic review of public websites for potential undisclosed political contributions made by GW&K employees. Penalties for violations of Federal Securities Laws, State Laws, Local Laws or Firm Policies can be severe for individuals involved and their employers. A person can be subject to penalties even if they do not personally benefit from the violation. Penalties for such violations will be determined on a case-by-case basis in the discretion of the Legal & Compliance Department with input from members of the Executive or Management Committee as appropriate. The penalties may include, but are not limited to:

•

Issuance of a disciplinary memorandum or letter of reprimand;

•

Reversal of contribution;

•

Suspension or termination of employment; and

•

Reporting to the appropriate regulatory authorities, if applicable.

V.

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(i)

The names, titles and business and residence addresses of all Employees, and separately, the names, titles, and business and residence addresses of all persons designated by the Chief Compliance Officer as Covered Associates.

(ii)

All state and municipal Government Entities to which the Firm provides or has provided investment advisory services in the past five years.

All direct or indirect Contributions made by the Firm or any of its employees to an official of a state or municipal Government Entity, or to a political party of a state or political subdivision thereof, or to a political action committee. Detailed records relating to such Contributions will be stored in the Firm’s compliance system.

VI.

Oversight

The Legal & Compliance Department will provide periodic training to employees with respect to this policy and will periodically assess compliance with this policy and the effectiveness of its implementation.

Exhibit A

Nancy Angell

Scott Baughman

Mark Beidleman

Matt Bucci

Michael Clare

Lewis Collins

Christopher Connolly

John Erickson AMG

John Ferguson

John Fox

Charles Kace

Brian King

Harold Kotler

Jim McCarthy

Dan Miller

Tom Powers

Nancy Rimington

Bill Roberts

Andrew Russo

Nate Sensor

Jeff Simmons

Marty Tourigny

Bob Van Note

Vincent Zupo

Disclosure and Regulatory Reporting

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to assist GW&K Investment Management, LLC (“GW&K”), as a SEC registered investment adviser, in meeting its regulatory and fiduciary obligations for public disclosure of information pertaining to its business, including required regulatory filings as applicable.

I.

Policy

As a SEC registered investment adviser, GW&K is required to provide timely and accurate regulatory disclosures to the SEC, clients and prospective clients. GW&K will also ensure the appropriate maintenance of required licenses and registrations and the timely and accurate completion of required regulatory filings.

II.

Regulatory Filings and Client Disclosures

The following regulatory filings and disclosure documents are (or may be) required as part of GW&K’s business:

Form ADV

Investment advisers that are required to be registered under the Investment Advisers Act of 1940, such as GW&K, must file a Uniform Application for Investment Adviser Registration (“Form ADV”) with the SEC. The form ADV has three sections which are applicable to GW&K:

•

Part 1 – required information about the adviser, its business practices, persons and entities that own and control the adviser, and other similar information. This data is submitted and maintained in a database by the SEC.

•

Part 2A – “plain English” disclosure information intended for clients and prospective clients. While this document is also filed with the SEC, its primary purpose is to be offered and distributed to the public and is often referred to as the Investment Adviser’s “Brochure.”

•

Part 2B – Commonly referred to as the Investment Adviser’s “Brochure Supplement,” Part 2B is not filed with the SEC and its primary purpose is to provide additional information about the firm’s investment management personnel.

•

Part 3 – Commonly referred to as “Form CRS” (Client Relationship Summary) – New in 2020, as a registered investment adviser with “retail clients”, GW&K is required to provide all current and future retail clients with a brief client relationship summary. The primary purpose of this document is to assist retail investors with the process of deciding whether to (i) establish an investment advisory or brokerage relationship, (ii) engage a particular firm or financial professional, or (iii) terminate or switch a relationship or specific service.

In addition to GW&K being required to update and offer or distribute its Form ADV annually, GW&K must also maintain current state filings in states where it provides advisory services to clients. Given the scope of GW&K’s business, the Firm will annually determine which states to renew its filing within the United States each year (as driven by those states identified on GW&K’s Form ADV Part 1).

The annual state renewal process is completed through FINRA’s IARD reporting system. While there is typically a separate fee which must be paid to each state in order to renew, the IARD system aggregates all state fees into one invoice which is typically due in early December each year.

Form 13F

Investment advisers, such as GW&K, which manage more than $100 Million in U.S. listed securities on a discretionary basis are required to disclose their equity positions held on behalf of client accounts on a quarterly basis. This must occur within 45 days of each quarter end. (Note: Forms 13D and 13G pertain to similar reporting requirements, but are not currently applicable to GW&K.)

Form 13H

Certain Investment advisers are considered “Large Traders” by the SEC if they execute securities transactions that equal or exceed 2 million shares or $20 million during any calendar day, or 20 million shares or $200 million during any calendar month. GW&K has identified itself as a Large Trader with the Commission and has done so since its initial filing in 2011. Large traders such as GW&K are required to make quarterly updates to their Form 13H filing, most notably if there are any changes in the brokers used to execute client trades. These broker/counterparty updates to GW&K’s Form 13H must be completed within 10 days of quarter end.

Form SHC

Investment advisers, brokers, banks and certain others may be required to file the U.S. Department of the Treasury’s Treasury International Capital (“TIC”) reporting form, Form SHC. The Form, due every five years, is intended to provide data to the U.S. government relating to ownership of foreign securities by U.S. residents to assist in the computation of the U.S. balance of payments accounts and the U.S. international investment position. The next reporting deadline for Form SHC is the first Friday of March 2022 for data as of December 31, 2021.

III.

Procedures

Form ADV annual update

On at least an annual basis and more frequently as necessary, GW&K will review and update its Form ADV via the FINRA IARD system as required by the 90th day following its fiscal year end, December 31.

Form ADV distribution

•

New Clients:

o

GW&K will provide a copy of its Form ADV Parts 2A and 2B and its privacy notice to all new clients. Retail clients will also receive GW&K’s Form ADV Part 3. These documents will either be furnished by GW&K directly or via a delegated third-party, such as a platform sponsor.

•

Annual Update:

o

GW&K will, as permissible under regulatory statute, provide a summary of material changes to its Form ADV with an offer or furnish a copy of its full Form ADV to all existing clients on an annual basis. This also will be either facilitated by GW&K directly or via delegated third-parties, such as a platform sponsor.

Regulatory Filing Due Dates

GW&K will maintain procedures to ensure that all regulatory filings are completed on a timely basis. To assist in overseeing these obligations, GW&K’s Legal & Compliance Department will maintain a calendar of due dates for regulatory filings and other related tasks.

III. Oversight and Documentation

The Legal & Compliance Department is responsible for overseeing the maintenance of GW&K’s Form ADV and the timely and accurate completion of all applicable regulatory filings.

Custody

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to assist GW&K Investment Management, LLC (“GW&K”) in meeting its obligations under Rule 206(4)-2 (the “Custody Rule”) of the Investment Advisers Act of 1940 with respect to its management of client assets.

I.

Policy

GW&K does not offer or provide custody services to clients. As a matter of policy, GW&K and its employees do not maintain actual, physical custody of any of its clients’ assets. Under the Custody Rule, GW&K is deemed to have custody of client assets where it has been given authority to instruct the automatic deduction of advisory fees from client accounts, where GW&K is acting as the General Partner of a private fund (i.e., a limited partnership) sponsored by the firm, or as trustee for a very limited number of accounts beneficially owned by family members of senior executives of GW&K. However, custody attained solely for these purposes is exempt from certain disclosure and oversight requirements of the Custody Rule. GW&K maintains procedures designed to safeguard client assets and appropriately prevent taking physical custody of client assets, and to ensure that the activities of the firm and its employees continue to comply with the requirements of the Custody Rule.

II.

Procedures

Qualified Custodians

GW&K’s clients independently select their custodians, which may be brokers, banks, trust companies, or other qualified institutions. As a matter of policy, GW&K does not choose or select custodians for its clients. Once retained by the clients, qualified custodians will typically provide quarterly account statements directly to clients with a range of information on the assets held in the account and managed by GW&K. GW&K is not affiliated with any firms that offer custodian services. As such, all client custodians are independent of GW&K. As described below, GW&K will periodically confirm that client custodians continue to be qualified and independent, and otherwise remain in compliance with this Policy and the Custody Rule.

Asset Transfers & Safeguarding Client Assets

As required by the Custody Rule, GW&K’s authority is limited with respect to asset transfers. As a matter of policy, employees of GW&K are not permitted to have broad authority, via client letters of authorization or standing letters of authorization designating GW&K or its employees, to direct custodians to disburse funds or securities. On occasion, and at the request of selected direct GW&K clients, employees may relay the instructions of a client to the custodian to facilitate fund disbursement based upon client direction.

As general rule and as an additional security measure, GW&K follows security procedures set forth by clients’ custodians. These procedures may differ from custodian to custodian. GW&K’s Client Service Department has established desk level procedures, workflows and other internal protocols, to further implement controls for the Firm’s safeguarding of client assets. As a matter of policy, clients are required to sign-off on all new first party and all third party wire/ACH/check/money-link requests.

Additionally, GW&K utilizes dual verification processes on an on-going basis with respect to these requests. These requests will not be facilitated unless the client confirms the dual verification request.

On occasion, a client may ask GW&K to help facilitate gift giving (such as in-kind stock transfers to charitable organizations or to family members). GW&K utilizes the same dual verification and identification processes for facilitating security transfers from the client’s custodian as the Firm does for cash transfers. These matters are treated like third-party disbursements, including the dual verification requirements set forth above. As a matter of policy, GW&K will not seek, request or maintain client custodian bank account login information including associated passwords related to client accounts.

Check-writing Authority & Direct Fee Deduction Accounts

As a matter of policy, GW&K is not permitted to have or maintain check-writing authority on any client account. In any case where GW&K’s fee is directly deducted from the client’s custodial account for payment, GW&K is deemed under the Custody Rule to have custody. In these situations, GW&K will have a reasonable basis, after due inquiry, to believe that client qualified custodians send account statements, at least quarterly, to clients. These custodian account statements will typically include all account activities and transactions during the quarter, securities held, and total account value. GW&K will periodically confirm with the custodians that their practices continue to meet the requirements of the Custody Rule and this Policy.

Private Funds

Under the Custody Rule, and as described in GW&K’s Form ADV, GW&K is deemed to have custody of client assets where a wholly-owned subsidiary of the firm serves as general partner of the private funds that are sponsored and managed by GW&K, and that are organized as limited partnerships. In accordance with the requirements of the Custody Rule, an independent accounting firm registered with the Public Company Accounting Oversight Board conducts an annual audit of the funds’ financial statements within 90 days of each fund’s fiscal year-end, and all private fund investors receive a copy of the fund’s annual audited financial statements, prepared in accordance with generally accepted accounting principles, which must be mailed within 120 days of fiscal year-end.

Client Custody Agreements & Inadvertent Receipt of Client Assets

GW&K is not party to client custody agreements and the Firm does not have basis to know whether any of its clients’ custodial agreements would give the Firm inadvertent custody. GW&K does not seek or maintain copies of client custodial agreements. Regardless of any provisions in client custody agreements, GW&K will not accept or act on purported authority that is not consistent with this Policy or Custody Rule.

It is GW&K’s policy to not accept cash, securities or other client assets (collectively “Client Assets”) from clients. In the event that Client Assets are received inadvertently by GW&K, the incident will be documented and the Client Assets will be returned to the client or returned to sender within three (3) business days. Additionally, a letter will be sent with the returned Client Assets reminding the client or the representative that all such transactions must be handled by the custodian.

Role as Trustee

In accordance with the Custody Rule and related SEC staff guidance, the role of a GW&K employee that serves as a trustee of a trust that is managed by GW&K will not impute GW&K to have custody, if the employee has been appointed as trustee as a result of a family or personal relationship with the grantor or beneficiary and not as a result of employment with GW&K.

GW&K has authorized a limited number of senior executives of the Firm to become trustees for a small number of family trusts. As a matter of policy, GW&K employees are not permitted to serve as trustee to a non-family member client of GW&K. Furthermore, any new trustee roles must be approved by GW&K’s Legal & Compliance Department and Management Committee.

III.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for overseeing the Firm’s compliance with this Policy and the Custody Rule, conducting periodic employee training on Custody practices, and periodically assessing Firm compliance with this Policy and the effectiveness of its implementation.

Privacy

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to help ensure that GW&K Investment Management, LLC (“GW&K”), a Securities and Exchange Commission (“SEC”) registered investment adviser, meets its obligations under applicable regulations and fiduciary responsibilities to protect clients’ non-public personal information and to provide proper disclosures to its clients regarding those policies and procedures. As an SEC registered investment adviser, GW&K’s specific duties under the SEC Regulation S-P include:

•

Providing each GW&K advisory client with an initial and annual notice describing GW&K’s privacy policy and practices; and

•

Developing policies and procedures reasonably designed to protect client records and other non- public personal information.

Additionally, the Commonwealth of Massachusetts requires the development and implementation of a comprehensive written information security plan (“WISP”) to ensure the security and confidentiality of a Massachusetts resident’s personal information and to protect against any anticipated threats or hazards to the security of that information, including unauthorized access to or use of such information in a manner that creates the risk of identity theft or fraud. Other federal and state laws and regulations may also impose limitations and requirements on the collection, dissemination, safeguarding, use and disposal of personal information.

Finally, certain GW&K clients are resident in the European Union and GW&K may be deemed a Data Controller or Data Processor as defined in Regulation EU 2016/679, the General Data Protection Regulation (“GDPR”), and as such must ensure that personal data processed by, or on behalf of, GW&K is processed in a manner which complies with the requirements and obligations prescribed by GDPR.

I.

Policy

All non-public information, whether relating to GW&K's current, prospective, or former clients, is subject to this privacy policy and procedures. Each employee of GW&K, bound by GW&K’s Code of Ethics, is responsible for ensuring that client information is kept confidential and any doubts about the privacy of client information must be resolved in favor of confidentiality or determined by GW&K’s Legal and Compliance Department. GW&K shall maintain the privacy of its clients in the manner disclosed in this policy and within GW&K’s WISP.

GW&K does not sell client information. GW&K does not disclose or share any non-public personal information to anyone, except as permitted or required by law. Information is only disclosed to non- affiliated third-parties in circumstances such as maintaining or servicing a customer’s account, or complying with federal, state, or local laws.

II.

Procedures

GW&K maintains firm-wide administrative, technical and physical safeguards designed to comply with federal regulatory standards to protect GW&K’s current, prospective or former clients’ non-public personal information. Access to electronic client information is limited by electronic safeguards, such as passwords for access to Firm networks, data and programs and is administered and monitored by GW&K’s Information Technology Department. GW&K’s office and building physical security is controlled via electronic identification card readers at both building and GW&K office entry points.

Video monitoring provides an additional level of security at key points.

GW&K systems are backed-up on an on-going basis with remote third-party maintenance and storage of critical data. Physical documents maintained by individual business units are kept in areas accessible only via access card entry and within lockable cabinets and files. Additionally, GW&K archives older physical documents off-site with a third-party records management firm covered by a confidentiality agreement. Access to GW&K’s data centers are limited to identified GW&K personnel.

GW&K’s Client Service Department will provide each new client with initial notice of GW&K’s privacy policies and procedures when the client relationship is established. On an annual basis, existing clients will also receive a Privacy Notice. In situations where GW&K delegates this responsibility to managers of third-party sponsored programs, GW&K will, on at least an annual basis, confirm the distribution of the Privacy Notice.

GW&K’s Privacy Notice is included as part of its Form ADV Part 2A. If, at any time, GW&K adopts material changes to its Privacy Policy, GW&K’s Legal and Compliance Department will update the policy and GW&K will provide clients with a revised Privacy Notice.

III.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for periodically assessing Firm compliance with this Policy and the effectiveness of its implementation and:

(i)

Maintaining and reviewing these policies and procedures and verifying that GW&K is acting in accordance with applicable federal laws and regulations;

(ii)

Distributing these policies and procedures to employees and conducting appropriate employee training to verify employee adherence to these policies and procedures;

(iii)

Periodically verifying that required privacy notices are being distributed to GW&K's clients.

Comprehensive Written Information Security Plan

December 2020

Comprehensive Written Information Security Plan

I.

Objective

GW&K Investment Management, LLC (“GW&K”) recognizes the importance of providing a secure environment for any non-public personal information it maintains in the course of its business, whether that information is maintained in physical or electronic form.

GW&K’s objective, in the development and implementation of this comprehensive written information security plan (“Plan”), is to create effective safeguards for the protection of personal information of residents of the Commonwealth of Massachusetts, as required by Massachusetts law and other applicable laws and regulations which impose limitations and requirements on the collection, dissemination, safeguarding, use and disposal of personal information. The Plan sets forth procedures for implementing and evaluating electronic and physical methods for protecting “personal information” and the escalation and reporting process in the event of a breach.

II.

Purpose

The purpose of the Plan is to establish procedures and internal controls that are reasonably designed to:

(a)

Ensure the security and confidentiality of personal information;

(b)

Protect against any reasonably anticipated threats or hazards to the security or integrity of such information;

(c)

Protect against unauthorized access to or use of such information in a manner that creates a substantial risk of identity theft or fraud.

III.

Scope

In formulating and implementing the Plan, GW&K:

1)

Identified reasonably foreseeable internal and external risks to the security, confidentiality, and/or integrity of any electronic, paper or other records containing personal information;

2)

Assessed the likelihood and potential damage of these threats, taking into consideration the sensitivity of the personal information and the limited amount of personal information held by GW&K;

3)

Evaluated the sufficiency of existing policies, procedures, customer information systems, and other safeguards in place to protect information and Firm systems broadly, and to control risks;

4)

Designed and implemented a plan that enhances existing safeguards to further minimize those risks, consistent with the requirements of the applicable law; and

5)

Regularly monitor the effectiveness of those safeguards.

IV.

Data Security Coordinator

GW&K has designated its Director of Compliance & Risk Management as the firm’s “Data Security Coordinator” to supervise and maintain the Plan. The Data Security Coordinator will be responsible for:

(a)

Initial implementation of the Plan;

(b)

Conducting an annual training session on relevant aspects of the Plan for all employees and independent contractors, including temporary and contract employees who have access to personal information and maintaining related records;

(c)

Regular testing of the Plan’s safeguards;

(d)

Evaluating the ability of each of GW&K’s third party service providers to implement and maintain appropriate security measures for the personal information to which GW&K has permitted access, consistent with applicable law; and requiring such third party service providers by contract to implement and maintain appropriate security measures;

(e)

Reviewing the scope of the security measures in the Plan at least annually, or whenever there is a material change in firm business practices that may implicate the security or integrity of records containing personal information; and

(f)

Ensuring that GW&K’s obligations under this Plan are properly discharged.

V.

Safeguards

To address potential risks to the security, confidentiality, and/or integrity of any electronic, paper or other records containing personal information, and to evaluate and improve, where necessary, the effectiveness of the current safeguards for limiting such risks, GW&K has implemented a series of administrative, technical and physical safeguards and other measures, including the following:

Administrative Safeguards

•

A copy of the Plan is distributed to each employee who must acknowledge in writing that they have received and read a copy of the Plan.

•

All employees with access to personal information are provided periodic training regarding the relevant provisions of the Plan.

•

All employees are required to comply with the provisions of the Plan, and are prohibited from any nonconforming use of personal information during or after employment; and disciplinary action is taken for violation of security provisions of the Plan (the nature of the disciplinary measures may depend on a number of factors including the nature of the violation and the nature of the personal information affected by the violation).

•

The amount of personal information collected is limited to an amount reasonably necessary to accomplish legitimate business purposes, or necessary for GW&K to comply with applicable law.

•

Security measures are reviewed at least annually, and more frequently as needed. The Data Security Coordinator is responsible for conducting this review.

•

In the event an employee is terminated from GW&K, that individual is required to return all records containing personal information, in any form, that may at the time of such termination be in the former employee’s possession. In addition, all physical and electronic access to firm systems, offices and information (including any personal information) is immediately discontinued, and the terminated employee is required to surrender all keys, IDs, access codes, company issued computer and mobile devices, badges, business cards, and the like, that could permit access to GW&K’s office, systems or information.

•

Employees are required to report any suspicious or unauthorized use of personal information.

Physical Safeguards

•

Office locations have security systems and other physical restrictions on entrance and access, including key card access, video monitoring, locked internal and external doors and secure file cabinets, storage locations and servers.

•

Access to records containing personal information is limited to those persons who are reasonably required to possess such information in order to accomplish legitimate business purpose or to enable GW&K to comply with other state or federal regulations.

•

Personal information maintained in hardcopy form is stored and maintained in secure and/or locked storage facilities or containers.

•

The disposal of paper or electronic records (including records stored on hard drives or other electronic media) must be made only in a manner that complies with applicable law.

Technical Safeguards

•

A comprehensive series of access restrictions has been implemented on firm systems, including firewalls, password protocols, operating system security patches, virus protection and other protections for data and information, including personal information.

•

Secure user authentication protocols have been implemented, including, but not limited to:

(1)

Protocols for control of user IDs and other identifiers;

(2)

A secure method of assigning and selecting passwords;

(3)

Control of data security passwords to ensure that such passwords are kept in a location and/or format that does not compromise the security of the data they protect;

(4)

Restriction of access to active users and active user accounts only, with time-out’s to require re-log in after a computer or other device has been inactive for a specified period; and

(5)

Blocking of access to user identification after multiple unsuccessful attempts to gain access.

•

All records and files containing personal information that are transmitted electronically across public networks or wirelessly are required to be encrypted or password protected to the extent technically feasible. Encryption for this purpose means the transformation of data into a form in which meaning cannot be assigned without the use of a confidential process or key.

•

GW&K’s Information Technology Department monitors firm computer systems for unauthorized use of or access to personal information.

VII.

Incident Response

Despite guidelines for securing confidential electronic data, breaches can still occur. At such times, it is important that the Firm respond as quickly and prudently as possible. Firm issued or personal computer and mobile device loss/theft should be reported immediately to GW&K’s Director of Information Technology. All other types of breaches should be reported immediately to GW&K’s Chief Compliance Officer or General Counsel, who (working with senior management and the Data Security Coordinator, as needed) will determine the course of action in response to the incident. Steps that GW&K may take in the event of a data security breach include:

•

Determination of the nature and scope of the breach;

•

Communication about the breach to authorized individuals at GW&K and others as needed;

•

Investigation and assessment of the breach, including considerations such as the circumstances and severity of the breach; confirmation/inventory of confidential materials at risk; determination whether security measures were defeated or circumvented; and assessing the likelihood of recovering data (or stolen equipment);

•

Remediation of breach;

•

Notification of breach, including (depending upon the circumstances) to affected individuals, other personnel, and/or appropriate regulatory bodies (such as the Commonwealth of Massachusetts Attorney General, the Director of Office of Consumer Affairs & Business Regulation, and any applicable state regulatory bodies and agencies, consumer reporting agencies and in the case of EU residents, the relevant EU data protection regulator as proscribed in Regulation EU 2016/679, the General Data Protection Regulation); and/or

•

Post incident follow-up, including review and enhancement as needed of existing procedures, internal controls and security protocols.

VIII.

Oversight and Documentation

On a periodic basis, but generally no less than annually, GW&K’s Cybersecurity & Business Continuity & Disaster Recovery Committee will review these policies and procedures for the adequacy of their implementation and effectiveness.

Identity Theft Red Flags

December 2020

INTRODUCTION

SEC Regulation S-ID, also known as the “Identity Theft Red Flags Rule” requires registered investment advisers, such as GW&K Investment Management, LLC (“GW&K”), that offer or maintain certain types of client accounts to develop, implement and administer a risk-based program for detecting identity theft “Red Flags” that could indicate a client has been the victim of identity theft.

Generally, client accounts covered by the Rule include those belonging to individuals (i.e., natural persons) from which the account holder is permitted to conduct wire transfers or make multiple payments or transactions for personal, family or household purposes, or any other accounts that pose a risk of fraud. For the purpose of this Policy, Red Flags are defined as a pattern, practice or specific activity that could indicate identity theft.

I.

Policy

As a registered investment adviser that solely provides portfolio management services to clients, GW&K does not “offer” the establishment of covered accounts as noted above and defined under the Rule.

However, under certain circumstances, GW&K manages accounts covered by Regulation S-ID, and as a result, the Firm has implemented a risk-based Identity Theft Red Flags Program (“Program”) which supplements GW&K’s Custody, Privacy, Information Security and Anti-Money Laundering Policies. The Program includes provisions for identifying, detecting and responding to Red Flags, as well for the administration and periodic update of the Program. GW&K’s Legal & Compliance Department is responsible for administration and oversight of the Program, including the maintenance of required documentation and records.

II.

Risk Analysis

GW&K maintains internal controls and procedures designed to mitigate and monitor the potential risk of clients becoming victims of identity theft. Although it is GW&K’s general policy that neither it, nor any of its employees will maintain actual or take physical custody of client assets (including cash, securities or other types of client assets), GW&K maintains Custody Policies and Procedures designed to further ensure the safeguarding of client assets.

By design, GW&K does not provide its clients the ability to open or access their accounts through GW&K web-based access points to further mitigate the likelihood of identity theft.

III.

Program

As required by the Rule, GW&K has implemented a Program which is risk based and seeks to minimize the risk of GW&K’s clients from becoming the victim of identity theft.

GW&K’s Program includes policies and procedures regarding the opening and maintenance of client accounts. The Identity Theft Red Flags Policy is further complemented by GW&K’s other written policies and procedures, including the Firm’s:

•

Privacy

•

Comprehensive Written Information Security Plan

•

Custody

•

Cybersecurity

•

Data Security Incident Response

•

Anti-Money Laundering

Per firm policy, any client account activity that indicates potential identity theft is required to be brought to GW&K’s Legal & Compliance Department’s attention. The Legal & Compliance Department will work with management to confirm if a Red Flag has been detected and will determine the appropriate response. To identify relevant Red Flags, GW&K will assess risk factors including but not limited to: (1) the types of covered accounts it offers, (2) the methods it provides to open or access these accounts, and (3) previous experience with identity theft. GW&K will also consider the sources of Red Flags, including identity theft incidents that others in the financial services industry have experienced, changing identity theft techniques that may impact the Firm’s business segment and applicable supervisory guidance. The following scenarios have been identified as potential indicators of identity theft, in the context of GW&K’s business:

•

Documents provided for identification appear to have been altered or forged

•

Personal identifying information provided by the client is not consistent with other personal identifying information provided by the client

•

The client fails to provide all required personal identifying information in a written request or in response to notification that the request is incomplete

•

Personal identifying information that is provided is inconsistent with personal identifying information that is on file with GW&K

•

The client makes an uncharacteristic request(s) for large and/or frequent transfers

•

Suspicious residential address or email address changes

•

Correspondence to clients returned as undeliverable

•

Notification that clients are not receiving written statements

•

The frequency or amount of transactions increases significantly after recent change in address or other contact information

•

Details provided via phone for identification are inconsistent with previous requests or discussions

•

Receipt of notice from clients, law enforcement authorities, or other persons regarding possible identity theft or attempted identity theft in connection with covered accounts.

These examples are not meant to be exhaustive but have been created to assist GW&K in considering relevant Red Flags in the context of the Firm’s business and client base.

IV.

Periodic Review and Oversight

On a periodic basis, GW&K will evaluate its risk analysis to determine if its business, client base or experience with identity theft warrants changes to the Program. In the event of material incidences of identity theft, GW&K may choose to change the Firm’s risk profile as a result. Changes that may impact GW&K’s analysis include changes in types of client accounts offered, changes in methods for opening or accessing client accounts or any identity theft experience that GW&K’s clients have had that would suggest a foreseeable risk of identity theft. Any material changes to the Program are to be approved by GW&K’s Legal & Compliance Department and Management Committee.

GW&K’s Legal & Compliance Department is responsible for administration and oversight of the Program, including the training of relevant employees, oversight of third party service providers and the maintenance of required documentation and records. Legal & Compliance Department members will report to GW&K’s Management Committee on an annual basis regarding the Program in conjunction with GW&K’s Annual Compliance Review.

Cybersecurity

December 2020

INTRODUCTION

GW&K Investment Management, LLC (“GW&K”) has adopted this Cybersecurity Policy in response to continued and evolving cyber threats to financial services firms. The objective of the policy is to create effective safeguards for the protection of confidential and sensitive information, such as our clients’ personal and financial data (“Personal Information”) as well as GW&K’s intellectual property.

I.

Policy

GW&K has adopted this cybersecurity policy and supporting procedures (“Cybersecurity Policy”) to help protect against the unauthorized disclosure, use, theft, or destruction of Personal Information which could impact clients and expose GW&K to financial loss, regulatory action, negligence claims and reputational harm. The Cybersecurity Policy is further complemented by other GW&K written policies and procedures, including the Firm’s:

•

IT Security Policy

•

Incident Response Procedures

•

Privacy Policy

•

Written Information Security Policy (MA WISP)

•

Identify Theft Red Flags Policy

•

Business Continuity & Disaster Recovery Plan

•

Code of Ethics Policy

•

Books and Records Policy

All GW&K employees are responsible for complying with this Policy and the above noted policies and procedures. GW&K may also subject certain consultants and other third-parties to the Cybersecurity Policy at its discretion.

II.

Program

Cybersecurity & Business Continuity and Disaster Recovery Committee

GW&K maintains a Cybersecurity & Business Continuity and Disaster Recovery Committee (“Cybersecurity & BC/DR Committee”) which meets quarterly to review the adequacy and implementation of GW&K’s cybersecurity policies and procedures and to discuss any new or evolving cyber threats, industry trends, or changing best practices that may be applicable. The Cybersecurity & BC/DR Committee is chaired by GW&K’s Director of Technology and its members include GW&K’s Chief Compliance Officer, General Counsel, managers of the Client Services Department, and additional personnel within GW&K’s Information Technology, Legal & Compliance and Client Services departments.

Risk Assessment

GW&K’s Cybersecurity & BC/DR Committee will periodically conduct a cybersecurity risk assessment designed to identify and evaluate reasonably foreseeable internal and external threats to the safety of GW&K’s confidential and sensitive information and the security of our critical information technology infrastructure. As part of the assessment, GW&K will consider how confidential and sensitive information is collected, stored, processed, and transmitted throughout the Firm and the Firm’s critical third-party vendors and service providers. The assessment will also consider the current security controls and processes in place and the potential impact to the Firm should its information technology systems become compromised.

Information Security Controls

GW&K has various technical, administrative, and physical safeguards in place to protect information and information systems from unauthorized access, use, disclosure, disruption, modification or destruction. These policies and procedures are primarily described in GW&K’s IT Security Policy and Written Information Security Policy.

Oversight of vendors and other third parties

Prior to retaining any vendor or third-party that will have access to GW&K’s confidential and sensitive information, including client data, or the Firm’s network, systems, or physical property, employees must obtain the approval from GW&K’s Information Technology and Legal & Compliance Departments. GW&K’s Director of Technology, in collaboration with GW&K’s Legal & Compliance Department, is responsible for coordinating the following:

1)

Due diligence of the vendor’s cybersecurity risks and controls to confirm the vendor has the capacity to adequately protect the Firm’s critical IT infrastructure and/or Personal Information;

2)

A review of relevant contractual documentation to confirm the vendor is obligated to implement and maintain security measures necessary to safeguard client and the Firm’s confidential and sensitive information;

3)

An assessment of the third party’s proposed access privileges and any proposed segregation of sensitive network resources from the third-party; and,

4)

An evaluation of the processes in place to approve, log, and monitor the vendor’s access to the Firm’s network and information systems.

5)

Periodic ongoing due diligence over critical/key vendors.

Remote Customer Access

GW&K permits clients to view online account information and statements via a third party vendor site, SunGard Data Exchange. SunGard is a secure site which controls access to data through user credentials, authentication and authorization methods. Currently, the Firm has not authorized any other online platform to share account information with clients. If an employee desires to share account information with clients via a new online platform, website, application, or filing sharing site, the person must obtain approval from GW&K’s Cybersecurity & BC/DR Committee. In reviewing the system, the Committee will consider the reputation of the service provider, the functionality of the platform (e.g., balance inquiries, address and contact information changes, beneficiary changes, and internal and external transfer funds) and the vendor’s security measures in places, such as customer authentication protocols, processes to detect anomalous transaction requests, and systems to protect and restrict access to customer information and passwords.

Identity Theft Red Flags

SEC Regulation S-ID, also known as the “Identity Theft Red Flags Rule” requires investment advisers that offer or maintain certain types of client accounts to develop, implement and administer a risk- based program for detecting identity theft “Red Flags” that could indicate a client has been the victim of identity theft. Generally, client accounts covered by the Rule include those belonging to individuals (i.e., natural persons) from which the account holder is permitted to conduct wire transfers or make multiple payments or transactions for personal, family or household purposes, or any other accounts that pose a risk of fraud. For further details on Firm’s identify theft program and potential “Red Flags,” please refer to GW&K’s Identity Theft Red Flags Policy.

Funds Transfer Requests

GW&K’s clients select their custodians and determine their arrangements for custody of securities and cash in their accounts. As a matter of policy, GW&K and its employees do not maintain actual, physical custody of any of its clients’ assets. As required by the Custody Rule, GW&K’s authority is limited. Employees of GW&K are not permitted to have broad authority, via client letters of authorization or standing letters of authorization designating GW&K or its employees, to direct custodians to disburse funds or securities. On occasion, and at the request of selected direct GW&K clients, employees may relay the instructions of a client to the custodian to facilitate fund disbursement based upon client direction. GW&K’s Custody policy provides for additional detail regarding Rule 206(4)-2 of the Investment Advisers Act of 1940 (the “Custody Rule”) and GW&K’s asset transfer and safeguarding client assets procedures. More information on GW&K’s custody practices may be found within GW&K’s Custody Policy.

Employee Training

Employees unfamiliar with the Firm’s cybersecurity threats and counteractive measures can pose a significant risk to the Firm’s information security. For example, uninformed employees could infect the Firm’s network by visiting a website with malware, responding to a phishing e-mail, downloading unapproved software, or providing confidential information over the phone when exposed to social engineering.

Accordingly, on a periodic basis, but no less than annually, members of GW&K’s Information Technology Department will provide information technology security-awareness training to educate employees on applicable cybersecurity-related threats and the Firm’s policies and procedures to prevent, detect, and respond to such threats. The form of the training may include classroom style training sessions, computer based training, email reminders, certifications, or other methods to help solidify employees’ understanding of the Firm’s applicable cybersecurity related risks and procedures. Incident Response

In spite of the implementation of cybersecurity controls, as seen in the media, many companies suffer data breaches or other data security incidents. The Firm’s plan for resuming operations during a disruption, including a cyber-security attack, is documented in GW&K’s Incident Response Procedures and within the Firm’s Business Continuity Plan.

In the event of a potential data security incident, it is critical that the Firm investigate and respond to the incident as quickly and prudently as possible to minimize any potential negative impact to clients, the Firm and GW&K employees. Accordingly, employees are required to report potential data security incidents immediately to the Firm’s Incident Response Team, who will determine the appropriate course of action in accordance with the Firm’s Incident Response Procedures. This Incident Response Team is comprised of a subset of members of GW&K’s Cybersecurity & BC/DR Committee, including GW&K’s Director of Technology, Chief Compliance Officer, General Counsel and Director of Compliance and Risk Management. Examples of potential reportable data incidents may include:

•

Indications of a computer virus or malware,

•

Suspicious download or change to installed software,

•

Unexpected password lockout,

•

Data missing or corrupted,

•

Lost or misplaced device with GW&K data or connectivity,

•

Social engineering attempt,

•

Unusual or unexpected contact by a client, or

•

Client reports unexpected contact by a GW&K employee.

The Cybersecurity & BC/DR Committee is responsible for maintaining a log of material data security incidents. The log typically includes a description of the incident, the date of the incident, the impact of the incident (actual or potential), resolution of the incident, and any corrective actions taken to prevent similar security incidents in the future.

Testing

On a periodic basis, and as part of risk assessment described above, the Firm will test (or will arrange a third-party to test on its behalf) the design and effectiveness of its cybersecurity controls. A summary of the testing and the Firm’s vulnerabilities with suggested corrective actions will be documented by GW&K’s Information Technology Department.

GW&K’s Legal & Compliance and Information Technology Departments will report to GW&K’s Management Committee on an annual basis regarding the Program, or more frequently as needed. This report may discuss the effectiveness of the Program as well as any material matters and suggested recommendations related to the Program.

III.

Oversight and Documentation

GW&K’s Legal & Compliance and Information Technology Departments are responsible for administration and oversight of the Program, including the training of relevant employees and the maintenance of required documentation and records.

GW&K’s Cybersecurity & BC/DR Committee is responsible for coordinating the Firm’s efforts in developing and implementing a cybersecurity program. The Cybersecurity & BC/DR Committee will meet on a quarterly basis to review the status of the Firm’s cybersecurity initiatives and any assessments performed of the Firm’s cybersecurity risks and controls.

Information Technology End User

December 2020

INTRODUCTION

GW&K Investment Management, LLC (“GW&K”) has adopted this Information Technology (“IT”) End User Policy in an effort to ensure that GW&K Employees (“Employees”) conduct business in accordance with the highest ethical standards and in full compliance with all applicable laws. The policy was developed to provide guidance to all Employees and to ensure a consistent approach to business practices throughout the firm.

I.

Policy

The IT End User Policy and supporting procedures set forth the guidelines and requirements applicable to the use of electronic communications and information systems by Employees to help effectively manage and safeguard the use of all IT equipment, data infrastructure and facilities. All Employees are expected to maintain a relationship of confidence and trust with respect to any electronic communications and stored information that relates to clients, GW&K and its Employees.

GW&K provides hardware, software and services to Employees for business purposes. It is each Employee’s responsibility to understand and uphold these guidelines and the spirit of the guidelines, and to conduct their activities appropriately and in accordance with this policy.

II.

Definitions

“Employee” – Any partner, employee, part-time employee, or designated consultant or temporary personnel.

“End-User Device” – Any Mobile Device, computer, or storage system accessing, collecting, and/or storing data, regardless of the ownership of the End-User Device.

“Mobile Device” – Includes small, portable devices accessing, collecting, and/or storing data. Included in this are tablets, smart phones, smart watches, and other “wearable” devices, typically running Android, iOS, or Windows RT operating systems.

“Information Systems” – Includes all forms of network-connected devices, operated by or on behalf of GW&K, that provide services and/or data to End-User Devices; it includes, but is not limited to, database, email, file, and web servers.

III.

GW&K Privacy and Confidentiality

Expectation of Privacy

GW&K Information Systems are GW&K’s property and, as a result, Employees should not assume or expect privacy with respect to any personal information or matter received, sent, or maintained on these systems. All GW&K Information Systems are monitored by GW&K’s Information Technology and Legal & Compliance Departments. Further GW&K privacy-related Policy matters are covered under the Firm’s Employee handbook, Email Policy, Code of Ethics Policy, Privacy Policy and Written Information Security Plan (“WISP”).

Confidentiality

GW&K’s Privacy Policy and WISP apply to all uses of GW&K Information Systems. All Employees should be aware that information stored on information systems, both within and outside GW&K, may be required to be disclosed in response to regulatory, legal or other inquiry. Accordingly, Employees should act in their Fiduciary duty, including use their best judgment when using GW&K Information systems, including, but not limited to, sending or responding to e-mail messages, leaving voicemail messages, and utilizing the internet and/or social media.

IV.

Electronic Communication Guidelines:

GW&K Information Systems contain communication tools which are provided and approved by GW&K to enable Employees to send and receive business information efficiently and for record keeping requirements and oversight. Uses that are inconsistent with GW&K’s business objectives are a violation of this Policy. Employees must be mindful at all times that our conduct must meet GW&K’s fiduciary obligations to clients; as result, all Employees are required to comply with the following guidelines:

•

All GW&K business must be conducted on GW&K approved information systems.

o

When sending email messages for business purposes, employees must use GW&K business email systems.

o

Employees are prohibited, unless pre-approved by the Director of Information Technology and the Legal & Compliance Department, from sending or forwarding GW&K-related business information (including attachments) to their personal e-mail accounts and to other outside non-business related email accounts.

o

Automated rules that forward messages outside of our systems are prohibited.

•

Employees are prohibited from using GW&K Information Systems in any way that may be disruptive, offensive or harmful to GW&K or to others, including, but not limited to, downloading the display or transmission of profanity, vulgarity, material with a sexual content or any other material that would be construed as offensive, harassing or disrespectful or otherwise in violation of GW&K’s policies. GW&K reserves the right at any time to block internet sites that are believed to be inconsistent with GW&K’s business objectives or otherwise deemed inappropriate or unsafe.

•

GW&K User ID’s and Passwords (collectively, “GWK credentials”) are required to access GW&K Information Systems and should be maintained as confidential information.

o

Employees are prohibited from sharing GW&K credentials.

o

GW&K credentials should never be used for external or personal credentials.

o

GW&K credentials should only be stored in approved formats and systems.

o

Due to the cybersecurity risks posed by “phishing” and other scams, GW&K credentials should never be entered into a third party system, device, website or other media, without prior approval of GW&K’s Information Technology Department.

•

Employees are prohibited from downloading and/or installing software (this includes upgrades and patches to software, operating systems or firmware) or subscribing to any services (e.g., cloud software, voice lines, conference calling, data connections, etc.) on any GW&K supplied technology without prior approval from IT.

•

Employees are prohibited from storing GW&K material on non-approved file storage devices, systems or services (e.g. USB or other detachable drives, CD’s, personal computers) and online file shares services (e.g. Google, Microsoft OneDrive, DropBox, etc.).

•

GW&K reserves the right to remove any non-business related files from GW&K Information Systems or End-User Devices without notification.

•

GW&K Information Systems should only be accessed by GW&K-owned hardware/software and GW&K Information Technology Department approved Bring Your Own Device (“BYOD”) (see guidelines on pages 3 and 4).

•

Employees should not knowingly or intentionally subvert any IT security systems, including, but not limited to, altering the configuration of hardware, visiting on-line resources for purposes of hacking or trying to gain access to unauthorized files or blocked internet sites.

•

Employees should immediately report any unusual systems activity or behavior to Information Technology Department including any unintentional disclosure of GW&K credentials or information.

•

Employees are required to uphold all software copyrights and license agreements. Software or licenses provided by GW&K are only valid while working for GW&K. If employment with GW&K is terminated, all software and licensing provided must be removed and returned.

*Additional guidelines and best practices related to passwords are available from the Information Technology Department or in the Cybersecurity User Awareness training materials on GW&K’s intranet.

V.

Remote Access/Travel Guidelines:

Employees should use caution when accessing GW&K Information Systems from remote locations. GW&K’s International Travel Policy should be review prior to any international travel. In addition, the following guidelines are required to be followed:

•

Employees must notify the Information Technology Department in advance of certain international business travel as outlined in GW&K’s International Travel Policy.

•

Employees are prohibited from using public internet kiosks or hotel business center computers for storing, sending or receiving any business information or connecting to our systems.

•

Use of your GW&K issued equipment may be prohibited in certain countries (confirm with GW&K’s Information Technology Department for a list of current restricted countries)

•

GW&K’s Information Technology Department must be notified immediately of any lost or misplaced corporate devices or personal devices with GW&K business related information.

VI.

Social Media Guidelines:

As stated within this Policy and GW&K’s Social Media Policy, GW&K Information Systems are intended for business purposes only. Employees are discouraged from using GW&K Information Systems to access internet bulletin boards, chat rooms (e.g. WhatsApp, WeChat) or web blogs (e.g., Twitter), and social networking sites (e.g. Facebook, Instagram) and file sharing sites (e.g. YouTube, Google, Flickr), for personal use as these sites are not consistent with GW&K’s business objectives. Employees are prohibited from displaying photographs or other images depicting GW&K, Affiliates or GW&K events or material on any social media site unless approved by GW&K’s Marketing and Legal & Compliance Departments. The following are additional guidelines which must be followed in accordance when using social media sites and services:

Unless approved by GW&K’s Marketing and Legal & Compliance Departments, Employees are not permitted to reveal more than GW&K’s name as employer, or their position (or positions, as appropriate) at GW&K on professional social networks and websites such as LinkedIn. GW&K’s Marketing Department has developed procedures which are required to be followed prior to using LinkedIn for any GW&K business purposes.

VII.

BYOD Guidelines:

GW&K recognizes that some Employees may, as a matter of convenience, use a personal portable electronic device of their choosing for work purposes, also known as “Bring Your Own Device” or “BYOD”. If an Employee wishes to use a personal device to access business related information or communications, the use of that device will be subject to this Policy. In addition, there are important protocols that must be followed to protect the security and integrity of GW&K’s data and technology infrastructure.

•

BYOD devices will be enabled by GW&K’s Information Technology Department, so that it may be used to access GW&K information without violating this Policy. However, the personal device will not otherwise be supported.

•

Currently, only access to email, calendar and contacts via ActiveSync is supported. File storage and sharing should be managed using approved corporate cloud repositories (e.g. Seismic).

•

BYOD users are required to accept password requirements; GW&K’s ability to wipe GW&K data or, if necessary, all data; and the installation of control software if required. Control software is used to facilitate security policies and manage distribution of GW&K’s data, configuration, or device policies.

•

GW&K Information Technology Department must be notified immediately of any lost or replaced personal device which contained GW&K software or business information.

•

No personal devices are allowed on the GW&K wired network or internal Wi-Fi network. All personal devices brought into GW&K’s office may only connect to the GW&K Guest Wi-Fi network or personal cellular service. GW&K encourages all non-work related web browsing and internet access be conducted on personal devices using the Guest network to protect GW&K business networks from malware or other harmful agents that might reside on personal devices or systems they access.

•

All devices accessing the GW&K Guest Wi-Fi network are required to complete a registration process and are subject to tracking and logging of all usage with no expectation of privacy.

VIII.

Oversight and Violations

Employees are required to notify a member of GW&K’s Information Technology Department or the Legal & Compliance Department upon learning of any violation of this policy. Employees who violate this policy may be subject to disciplinary action, up to and including termination of employment. The Information Technology and Legal & Compliance Departments are responsible for the administration and oversight of this Policy, which includes periodic training of employees and periodic review and maintenance of Policy documents.

[GW&K Investment Management logo]

Business Continuity & Disaster Recovery Plan

December 2020

Business Continuity & Disaster Recovery Plan

December 2020

INTRODUCTION

GW&K Investment Management, LLC (“GW&K”) maintains this Business Continuity & Disaster Recovery Plan (“BCP”) in accordance with firm policies and procedures. The BCP is designed to assist in GW&K’s preparedness to continue normal, or as close to normal as possible, business operations in the event of a disruption that prevents employees from working in GW&K’s office space or from otherwise accessing GW&K’s information technology systems and other infrastructure through conventional means.

GW&K maintains information technology infrastructure redundancy, employee secured remote access to GW&K network and platforms, and other applicable contingencies which are effectively aligned with its business while also meeting generally accepted industry standards for these considerations.

I.

Notification

In the event of a potential business disruption, GW&K’s Management Committee, through coordination with GW&K’s Director of Information Technology and Director of Human Resources, will determine whether and to what degree business continuity protocols are to be implemented. Depending on the nature of the event, instruction and update communications may be disseminated from members of GW&K’s Management Committee directly to all employees or through GW&K managers to their teams. GW&K has contracted with a third-party vendor, SendWordNow, to enable multi-mode messaging for contacting employees in the event normal mail servers are unavailable. Employees will receive text, phone or email messages to non-GW&K accounts as listed in their contingency contact information. On an annual basis, GW&K’s Human Resources Department will test SendWordNow to ensure the contingency system is functioning appropriately.

GW&K employees are required to act in accordance with BCP related instructions and consult with their managers for any necessary clarification. It is expected that GW&K employees will operate “business as usual” unless they receive official BCP communication. Any deviation from normal protocols or from instructed BCP protocols are reviewed and approved by management on a case-by-case basis.

Employee Emergency Contact Information

GW&K’s Legal & Compliance and Human Resources Departments will coordinate the collection and maintenance of employee contact information (including home address, mobile phone number, alternate email address, etc). On a periodic basis, employees will review and confirm that their submitted personal information on file is accurate. For contingency purposes, employee contact information will be made available to GW&K management. Additionally, employee contact information will be stored in a secure online application to ensure it can be accessed by a member of GW&K’s Legal & Compliance department to be re-distributed, if necessary, in the event of a business disruption.

II.

Business Disruption Scenarios

The following general scenarios are intended to illustrate how GW&K’s response protocols and procedures may be implemented under varying degrees of business disruption. These guidelines may be subject to change given specific circumstances that arise in a BCP event. GW&K’s headquarters is located at 222 Berkeley Street, Boston, Massachusetts with additional offices located in Winter Park, Florida and New York, New York. These offices are collectively designated “GW&K office(s)” for the following business disruption scenarios:

Scenario 1:

Physical access to all GW&K offices is available, but access to systems, voice or data network are NOT operating at normal or functional levels.

Scenario 2:

Physical access to one or more GW&K office is NOT available, but systems, voice and data network are operating normally.

Scenario 3:

Physical access to one or more GW&K office is NOT available and systems, voice or data network are NOT operating at normal or functional levels, due to local power outage, damage to building(s), or other factors.

Assumptions for all Scenarios

•

E-mail access operational via Exchange (primary or secondary), Outlook Web Access or Mimecast.

•

Internet and cellular networks operational.

•

Trading, CRM, Accounting, and reporting systems operational on primary or secondary servers on the network or via Citrix Xenapp.

•

Bloomberg access operational via onsite terminals or via the internet using “Bloomberg Anywhere.”

Scenario 1:

Implies physical access to all GW&K offices is available but there has been some degree of failure to voice and data network, such as local hardware issues, A/C failure in one or more server rooms etc.

•

If GW&K’s data network is down, employees will typically work remotely unless they are already working at a GW&K office and the Information Technology Department can set up a working substitute network. If GW&K servers are down but the network is up, Information Technology will re-point network traffic to contingency servers and employees can work in an office. In either case, employees await instruction from GW&K’s Management Committee.

o

Failing over to contingency servers carries a certain degree of risk, so it is not a process initiated with the first indication of business disruption. Cutover to contingency servers would likely only take place when there is certainty that local systems would not be available within a day. However, such a decision also depends on the nature and extent of the network or server failure. A single replicated server would be easier to fail over (i.e. Microsoft Exchange) than switching all simultaneously.

Scenario 2:

Implies that physical access to one or more GW&K office(s) is NOT available, but all voice and data network communications are working in their normal state.

•

All GW&K personnel in an affected office space to access GW&K network remotely via Citrix Xenapp and work remotely. Depending on the nature of the event, communication updates will be provided by GW&K’s Management Committee as necessary to inform employees about on- going business plans for the event, including when employees can expect to return to a GW&K office, etc.

Scenario 3:

Implies that physical access to one or more GW&K office(s) is NOT available, and voice and data network communications are NOT working in their normal state.

•

All GW&K personnel in affected office space to work remotely or travel to another GW&K office with physical access at the direction of GW&K’s Management Committee.

•

GW&K employees will use Citrix Xenapp or a laptop/workstation provided by GW&K to connect to the Cyxtera network.

o

This will enable access to most web based applications including SharePoint and CRM. Locally installed applications will require download and installation if such programs are not already maintained on employee home laptops or PC’s.

o

As part of on-going testing and evaluation of this BCP, GW&K’s Information Technology Department oversees the deployment of locally installed applications of GW&K software on employee home computers.

III.

Response Procedures

Information Technology Response

In conjunction with the notification of a BCP event and corresponding instructions to GW&K employees, the Director of Information Technology shall coordinate with GW&K’s Management Committee to enact appropriate Information Technology contingency measures. Such measures will depend on the nature of the event, the level of functionality GW&K’s voice and data network, and the estimated amount of time for such functionality to be restored if impaired or disabled.

In general, GW&K’s preferred and primary response to business disruption is to give employees remote access via secure virtual desktop applications, via Citrix Xenapp, thus enabling connectivity to GW&K’s networks and applications as if they were working at a GW&K office. When this is not possible, GW&K’s Director of Information Technology and GWK’s Management Committee will evaluate whether and when to implement contingency infrastructure.

Contingency Infrastructure

Servers:

All of GW&K’s production servers have a secondary “standby” server at a Cyxtera data center in Fort Worth, Texas. Servers that are updated frequently during the day are generally replicated to stay in synch with each update. Servers with lower frequencies or less critical data are backed up nightly, or in some cases several times each day (see Appendix Exhibit 2). In the event of a failure in the Waltham Data Center, IT staff will reappoint the DNS name of each server to its secondary IP address in Texas. Users must exit and restart any applications to make the transition.

Phones:

GW&K uses VOIP technology with an offsite PBX backup system. In the event that local phones become unavailable, GW&K calls can be forwarded to new numbers from the backup systems.

Employees are required to maintain their contingency contact preferences which are updated on a regular basis within SendWordNow for emergency communications if necessary.

Fax Machines:

If one or more GW&K office(s) is unavailable, designated employees will be able to access faxes remotely. GW&K uses internet faxing service eFax for both routine and contingency fax communications. This service is independent of GW&K systems but requires internet access.

3rd Party applications:

GW&K’s Information Technology Department maintains procedures to ensure timely and effective redundancy access to critical third-party applications and services such as Bloomberg and FactSet. These procedures include how and when to contact vendors if necessary during a BC/DR event.

GW&K’s Information Technology Department periodically reviews and verifies these procedures with contracted service providers.

Third-Party VPN Tokens:

GW&K department managers are responsible for overseeing the usage of third-party VPN Tokens or similar tools provided by GW&K vendors and business partners to allow GW&K employee access to their secure networks or web-based applications. While the GW&K Legal & Compliance Department will assist in periodic inventory monitoring of these devices, GW&K department managers are also responsible for maintaining workaround procedures in the event third-party VPN tokens are lost, unavailable, or rendered inoperable due to a business disruption event. GW&K Legal & Compliance and Information Technology Departments will periodically confirm such procedures are in place.

Implementation of Contingency Infrastructure

In the event of a disruptive event, GW&K’s Management Committee will decide whether to implement part or this entire contingency plan based on the nature and scope of the outage and its likely duration. Many factors will be taken into account before initiating a disaster response scenario, including the following:

•

The time involved in switching over to a contingency plan which is usually not less than two hours but in some cases could take a full day.

•

The response time of external partners such as Verizon and Bloomberg.

•

The time and effort involved to redirect and possibly route employees to alternate locations.

•

The timing and complexity of informing external partners, brokers, custodians and customers of the scope of the contingency changes.

•

The business risk of making any major change to regular processes and systems.

•

The costs and complexity of recovering from a contingency and returning to primary systems.

•

The availability of key business and Information Technology employees given possible transportation and communications disruptions.

•

The status of the local, regional or national internet and communications infrastructure.

IV.

Plan Administration

Training

All GW&K employees periodically, but generally no less than annually, receive training on GW&K’s BCP. New employees will be provided a copy of the BCP and will certify that they have read and understand the Plan.

Testing

GW&K’s Legal & Compliance and Information Technology Departments coordinate periodically, but generally no less than annually, to test GW&K’s BCP. The Plan is reviewed by GW&K’s Cybersecurity and Business Continuity & Disaster Recovery Committee to outline plans for annual testing to determine if any elements are required to be enhanced or updated from previous testing scenarios. The Committee documents these exercises for appropriate preparedness in terms of its Information Technology infrastructure, contingency policies, procedures, and employee preparedness to maintain normal business operations in response to a disruptive event, and note any enhancements required.

Enhancements

GW&K’s Cybersecurity and Business Continuity & Disaster Recovery Committee periodically, but no less than annually, reviews and updates this policy, incorporating any needed enhancements or lessons learned from the BCP testing exercise.

Exhibit 1 – Critical Employees

In certain cases, critical employees will have dedicated laptops or workstations with necessary applications pre-installed in their home. This will be done where application performance or other technical issues require dedicated hardware. Otherwise, critical employees can use virtual applications supported by Citrix Xenapp to support their essential functions in the event of Scenario 3 business disruption, where it is anticipated that GW&K’s normal network infrastructure will be down for a potentially prolonged or undeterminable period.

•

Chief Compliance Officer (1)

•

Municipal Bond Traders (2)

•

Taxable Bond Trader (1)

•

Equity Trader (1)

•

Trade Settlement Associates (2)

•

Corporate Actions/Reconciliation Associate (1)

•

Client Service Managers (2)

•

Operations Systems/Reconciliation Associate (1)

Exhibit 2 – Network Servers

Primary CenturyLink
Waltham, MA
Secondary CenturyLink
Fort Worth, TX
1,549 Miles
iOS
ActiveSync
Private Cloud
Private Cloud
Domain Controllers
Real Time
Domain Controllers
Exchange Email App
Real Time
Exchange Email App
File Server
Daily
File Server
Dynamics CRM
Real Time
Dynamics CRM
MS Web Reporting
Daily
MS Web Reporting
Globe
MS Office
SharePoint
Web Apps
App Dev
Utilities & Services
SS&C Recon App
Daily
SS&C Recon DB
Real Time
Web Apps
Real Time
SQL DB Warehouse
Real Time
SQL Server & Web Apps
CITRIX XenApp
CITRIX XenApp
RackSpace VPN
External Users
SharePoint
Real Time
SharePoint
Exchange Email DB
Real Time
Exchange Email DB
Utilities & Services
App Dev
SQL DB Dev
GWKGIM01 GIM2
Daily (+ Logs)
SunProd02 GIM2
Production systems are backed up daily to tape and sent to Iron Mountain

Books & Records

December 2020

INTRODUCTION

As a registered investment adviser, and in accordance with Rule 204-2 of the Investment Advisers Act of 1940 (the “Recordkeeping Rule”), GW&K Investment Management, LLC is required to create and retain certain types of records related to its investment advisory business (“Records”), including hard copy and electronic documents, including electronic communications, in a secure environment for a specified period of time. The Records required under the Recordkeeping Rule are appended to this policy and set forth the applicable retention requirements.

I.

Policy

It is GW&K’s policy to create and maintain Records relating to its investment advisory business for the time period and in the manner specified by the Recordkeeping Rule. Additionally, GW&K will maintain its Records, regardless of format, in a matter that:

•

safeguards Records from loss, alteration, or inadvertent destruction;

•

limits access to Records to authorized personnel;

•

ensures that Records are readily accessible (i.e. stored in a manner that permits easy access and retrieval); and

•

ensures that Records eligible for destruction are destroyed after review and in a manner consistent with this Policy.

II.

Procedures

GW&K uses third-party vendors to archive certain hard copy and electronic records, including electronic communications. These records are either accessible by authorized GW&K employees via secure websites (for electronic records) or, as allowable under the Recordkeeping Rule, stored off-site with service level agreements providing for prompt retrieval.

In cases where GW&K maintains electronic records, GW&K’s Information Technology will ensure that systems supporting those records are backed-up regularly. GW&K uses third-party software to assist in the back-up process. Critical system data and various required records kept on GW&K servers and infrastructure is backed up multiple times each day.

Appendix A identifies Records that GW&K is required to maintain under the Recordkeeping Rule, the GW&K business unit responsible, and the required retention period.

III.

Record Retention and Destruction

As set forth in these Policies and Procedures, it is GW&K’s policy to retain Records for the recordkeeping periods that are required by all applicable laws, rules and regulations. Records that exceed the established time periods may be destroyed in GW&K’s discretion, so long as any such destruction is conducted in accordance with this Policy. Prior to the destruction of any Records, the Legal & Compliance Department must approve the destruction of such Records, whether through the approval of a standing destruction schedule for certain Records, such as e-mails, or through the approval of the disposal of a specific set of records which are no longer required. Notwithstanding, anything to the contrary in these Policies and Procedures, any Record disposal will be suspended in the event that GW&K receives notice of a governmental, administrative or other action, such as litigation, investigation, inquiry or other legal or regulatory proceeding that may reasonably be expected to require such Records to be produced. Any suspension of destruction may only be lifted with the approval of the Legal & Compliance Department, following the resolution of the action.

IV.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible to conduct periodic reviews and provide oversight with the books and records retention requirements.

APPENDIX – A

DOCUMENT RETENTION REQUIREMENTS UNDER THE ADVISERS ACT

	DOCUMENT	RETENTION PERIOD	DEPARTMENT
Corporate Documents
1	Organizational documents: Articles of incorporation (partnership articles) and any amendments thereto of GW&K, any predecessor and any combining entity thereto.	At least 3 yrs after termination of the enterprise.	Administration
2	Minute books of GW&K committee meetings and of any predecessor.	At least 3 yrs after termination of the enterprise.	Legal & Compliance
3	Stock certificate books of GW&K and of any predecessor.	At least 3 yrs after termination of the enterprise.	Administration
Accounting Records
1	Journals, including cash receipts and disbursements, records, and any other records of original entry that form the basis of all ledger entries.	6 years**	Finance
2	General or auxiliary ledgers (or comparable records) reflecting asset, liability, reserve, capital, income and expense accounts.	6 years**	Finance
3	Bank account information, including check books, bank statements, canceled checks and cash reconciliations.	6 years**	Finance
4	Bills and statements, paid or unpaid, relating to the business of GW&K.	6 years**	Finance
5	All trial balances, financial statements and internal audit working papers relating to GW&K’s business.	6 years**	Finance

	DOCUMENT	RETENTION PERIOD	DEPARTMENT
Trading Records
1

Trade Tickets. A memorandum of (i) each order given by GW&K for the purchase or sale of any security, (ii) of any instruction received from a client by GW&K concerning the purchase, sale, receipt or delivery of a particular security and (iii) of any modification or cancellation of any such order or instruction. Each memorandum must:

		7 years*	Trading
(a) Show the terms and conditions of the order, instruction, modification or cancellation;
(b) Identify the person connected with GW&K who recommended the transaction to the client and the person who placed the order;
(c) Show the client account for which the transaction was entered, the date of entry, and the bank, broker or dealer by or through whom the transaction was executed where appropriate;
(d) Indicate any orders entered pursuant to the exercise of discretionary power shall be so designated; and
(e) The trade ticket must reflect the terms of the execution (i.e., shares, price, broker, commission, etc.).
2	Trade Errors. Trade error log/memorandum and all backup documentation.	6 years**	Legal & Compliance
Marketing and Client Relationship Records
1

Form ADV. A copy of Form ADV – Parts 1, 2 and 3 ( (Form Client Relationship Summary) and each amendment or revision to Form ADV – Parts 1, 2 and 3 given or sent to applicable clients or prospective clients as required.

		6 years**	Legal & Compliance
2

Form ADV – Delivery Record. Proof that Form ADV Part 2 and Part 3 (Part 1 and/or 3where applicable) were provided or sent to clients or prospective clients at the inception of the relationship or subsequently thereafter (e.g., due to amendments, client request for delivery or other triggering delivery events), including a record of the dates that each Form ADV, and each amendment or revision thereof, was delivered or offered to be delivered, to any client or prospective client who subsequently becomes a client. Documentation shall include any client or prospective client name and address list used to mail the ADV.

		6 years**	Legal & Compliance / Client Service
3	Advisory and Other Contracts. An original or copy of each written advisory or other contract/agreement entered into by GW&K with any client or third party relating to the business of GW&K as such.	7 years*	Client Service
4	Fee Schedules. A list of all fee schedules, if not part of the advisory contracts.	7 years*	Client Service / Finance

	DOCUMENT	RETENTION PERIOD	DEPARTMENT
5	Client Investment Objectives. A copy of each client’s investment objectives, if not part of the advisory contracts.	7 years*	Client Service
6	Directed Brokerage and Soft Dollar Agreements. A copy of any client directed-brokerage agreements and any soft dollar agreements with broker- dealers.	7 years*	Finance
7	Discretionary Power List. A list or other record of all accounts in which GW&K is vested with any discretionary power with respect to the funds, securities or transactions of any client.	7 years*	Client Service
8	Power of Attorney. All powers of attorney and other evidences of the granting of discretionary authority by any client to GW&K.	7 years*	Client Service
9

Written Communications. Originals of all written communications received and copies of all written communications sent by GW&K relating to:

(a) Any recommendations or advice made/given or proposed to be made/given (includes research reports produced by GW&K, Questionnaires, RFPs, newsletters, copies of articles prepared by third-parties that are distributed by the adviser, related emails and copies of articles prepared by third-parties that are distributed by GW&K);

		7 years*	Client Service/ Marketing/ Information Technology
	(b) Any receipt, disbursement or delivery of funds or securities (including related electronic communications);	7 years*	Operations and Finance

(c) Marketing materials, circulars and research reports (GW&K is not required to keep unsolicited market letters and "other similar communications of general public distribution" not prepared by or for GW&K);

		6 years**	Marketing

(d) Placing or execution of any order to purchase or sell any security: Provided, however, (a) That GW&K shall not be required to keep any unsolicited market letters and other similar communications of general public distribution not prepared by or for GW&K, and (b) that if GW&K sends any notice, circular or other advertisement offering any report, analysis, publication or other investment advisory service to more than 10 persons, GW&K shall be required to keep a copy of such but shall not be required to keep a record of the names and addresses of the persons to whom it was sent; except that if such notice, circular or advertisement is distributed to persons named on any list, GW&K shall retain with the copy of such notice, circular or advertisement a memorandum describing the list and the source thereof;

		7 years*	Trading
	(e) Notices to custodians;	7 years*	Client Service/ Operations
	(f) Periodic statements sent to clients; and	7 years*	Client Service
	(g) Fee invoices.	7 years*	Finance/ Client Service

	DOCUMENT	RETENTION PERIOD	DEPARTMENT
10	Complaint File. A client correspondence or complaint file and log.	7 years*	Legal & Compliance
Marketing and Performance Records
1

Marketing Materials. A copy of each notice, circular, advertisement, newspaper article, investment letter, bulletin or other communication that GW&K circulates or distributes directly or indirectly to 10 or more persons (other than persons connected with GW&K).

		6 years**	Marketing
2

Supporting Memoranda. If such marketing material (notice, circular, advertisement, newspaper article, investment letter, bulletin or other communication) recommends the purchase or sale of a specific security without stating a reason for the recommendation, GW&K must maintain a memorandum indicating the reason for the recommendation.

		6 years**	Marketing
3

Performance Numbers. All accounts, books, internal working papers, and any other records or documents (i.e., account statements, calculation worksheets, etc.) that are necessary to form the basis for or that demonstrates, for the entire measuring period, the calculation of the performance or rate of return of any or all managed accounts or securities recommendations in any marketing materials (notice, circular, advertisement, newspaper article, investment letter, bulletin) or other communication that GW&K circulates or distributes, directly or indirectly, to 10 or more persons (other than persons connected with GW&K); provided, however, that, with respect to the performance of managed accounts, the retention of all account statements, if they reflect all debits, credits, and other transactions in a client's account for the period of the statement, and all worksheets necessary to demonstrate the calculation of the performance or rate of return of all managed accounts shall be deemed to satisfy the requirements of this paragraph.

(For the performance of managed accounts, this requirement can be satisfied by keeping:

•

all account statements, if they reflect all debits, credits, and other transactions in a client’s account for the period of the statement, and;

•

all worksheets necessary to demonstrate the calculation of the performance or rate of return of all managed accounts.)

		Shall be retained for as long as the account is part of a composite***	Performance
Personal Securities Transactions Records
1

A copy of GW&K's Code of Ethics adopted and implemented pursuant to Rule 204A-1 that is in effect, or at any time within the past five years was in effect as well as (i) a record of any violation of the Code, and of any action taken as a result of the violation; and (ii) a record of all written acknowledgments as required by Rule 204A-1(a)(5) for each person who is currently, or within the past five years was, a supervised person of the investment adviser.

		7 years* (after employee termination)	Legal & Compliance

	DOCUMENT	RETENTION PERIOD	DEPARTMENT
2	Advisory Employee List. A list of all GW&K employees for the past five years (all GW&K employees are considered Access Persons).	6 years**	Marketing / Human Resources
3

Personal Securities Transactions Records. GW&K must maintain all personal securities transaction records and holding reports required by the Code of Ethics for all Access Persons (including but not limited to initial and annual holding reports (brokerage statements), all pre-clearance requests, and Code acknowledgements.

		7 years* (after employee termination)	Legal & Compliance
Internal Control Records
1	Functions and Responsibilities. Organizational charts, personnel lists and other documents describing the functions and responsibilities of each department and each employee.	7 years*	Human Resources
2

Compliance Manual. All written materials that contain policies and procedures, formulated pursuant to Rule 206(4)-7(a) under the Advisers Act that are in effect or at any time within the past five years were in effect.

		6 years**	Legal & Compliance
3	Any records documenting GW&K's annual review of those policies and procedures conducted pursuant to Rule 206(4)-7(b).	6 years**	Legal & Compliance
4	Annual Certifications and Reports. Initial/Quarterly/Annual employee certifications and reports of compliance with Code of Ethics, insider trading and compliance policies and procedures.	7 years* (after employee termination)	Legal & Compliance
5	Personnel and Other Employee-Related Manuals	6 years**	Human Resources/ Legal & Compliance
6	Personnel Records. For each employee GW&K maintains: 1. Date of employment; 2. Address and social security number; and 3. Disciplinary history.	3 years (after employee termination)	Human Resources
7

Political Contributions. Make and keep records of contributions made by GW&K and covered associates to government officials (including candidates), and of payments to state or local political parties and PACs. GW&K is required to maintain the following lists:

-

current government clients and the government entities to which GW&K has provided advisory services in the past five years

-

covered associates

-

covered associates political contributions

		6 years**	C Legal & e/ omplianc Human Resource
8

Litigation File. A record of past, present and pending litigation involving GW&K or its officers, directors or employees that may have a material effect on GW&K or otherwise trigger disclosure obligations.

		7 years*	Human Resources/ Legal & Compliance

	DOCUMENT	RETENTION PERIOD	DEPARTMENT
9

Business Contracts. All written agreements (or copies) entered into by GW&K relating to the business of GW&K as such, including, for example:

a)

Employment contracts,

b)

Rental agreements and property leases, and

c)

Contracts with custodian and other service providers.

		7 years*	Finance/Human Resources/IT
SEC Filings and Correspondence
1	Form ADV, including all amendments.	6 years**	Legal & Compliance
2	Annual Schedules to Form ADV.	6 years**	Legal & Compliance
3	SEC order granting registration.	7 years*	Legal & Compliance
4	Reports required to be filed under the 1933 Act, including, if applicable, Form D for private placement limited partnerships.	7 years*	Legal & Compliance
5	Reports required to be filed under the 1934 Act, including, if applicable: a) Schedules 13D and 13G; b) Forms 13F; and c) Forms 3, 4 and 5 under Section 16.	7 years*	Legal & Compliance
6	Copies of all correspondence with the SEC including any past deficiency letters, exemptions and no-action letters.	7 years*	Legal & Compliance
State Filing Requirements and Correspondence
1	Notice Filings. Copies of all notice filings sent to states where GW&K conducts business.	At least 3 yrs after termination of the enterprise.	Legal & Compliance
2	State Registration Filings: Copies of all state filings made on behalf of GW&K required in Delaware where GW&K is registered and in Massachusetts where GW&K’s principal place of business is located.	At least 3 yrs after termination of the enterprise.	Legal & Compliance
3	Correspondence. Copies of all correspondence with any state.	At least 3 yrs after termination of the enterprise.	Legal & Compliance

	DOCUMENT	RETENTION PERIOD	DEPARTMENT
Client Portfolio Records
1	Client Records. Records showing separately for each client the securities purchased and sold, and the date, amount and price of each such purchase and sale.	7 years*	Client Services
2

Securities Records. For each security in which a client has a current position, information from which GW&K can promptly furnish the name of each such client and the current amount or interest of the client.

		7 years*	Client Services
3	Investment Recommendations. Written documentation that supports any recommendation made or proposed to be made and any advice given or proposed to be given to any client.	7 years*	Portfolio Management/Tradi ng/Client Services
4

Custodian Records. If GW&K receives client custodian statements, they must be maintained. GW&K may rely on the custodian’s maintenance of these records; however, the Firm needs to be sure the custodian has the proper controls in place to prevent loss of these records.

		7 years*	Operations
5	Appraisals and Invoices.	7 years*	Client Services

Cash Solicitation Records All written acknowledgements of receipt obtained from clients and disclosure documents delivered to clients by solicitors pursuant to Rule 206(4)-3 (Cash Payments for Client Solicitations);

1	Cash Solicitation Agreements.	7 years*	Finance
2	Solicitation Agreements - Solicitors’ separate disclosure document and all written acknowledgments/copy of the disclosure documents delivered to clients by solicitors.	7 years*	Finance
3	Acknowledgment Letter. Copies of each signed and dated acknowledgment of receipt of GW&K’s Form ADV (Part 2A) and the solicitor’s written disclosure document.	7 years*	Client Service / Finance
4	Check List. A list of accounts obtained by each third-party solicitor.	7 years*	Relationship Manager/ Legal & Compliance

Custody or Possession of Client Funds or Securities (Note: GW&K does not offer or provide custody services to clients. As a matter of policy, GW&K and its employees do not maintain actual, physical custody of any of its clients’ assets. Under the Custody Rule, GW&K is deemed to have custody of client assets where it has been given authority to instruct the automatic deduction of advisory fees from client accounts, where GW&K is acting as the General Partner of a private fund (i.e., a limited partnership) sponsored by the firm, or as trustee for a very limited number of accounts beneficially owned by family members of senior executives of GW&K.

		N/A	N/A
1		N/A	N/A

	DOCUMENT	RETENTION PERIOD	DEPARTMENT

Journals. A journal or other record showing all purchases, sales, receipts and deliveries of securities (including certificate numbers) for accounts over which GW&K maintains custody and all other debits and credits to these accounts.

2

Separate Ledger. A separate ledger for each of these clients showing:

a)

All purchases, sales, receipts, and deliveries of securities;

b)

The date and price of each purchase and sale; and

c)

All debits and credits.

		N/A	N/A
3	Confirmations. Copies of confirmations of all transactions effected by or for the accounts of these clients.	N/A	N/A
4

Appraisals. A record for each security in which any of these clients have a position, with the record showing:

a)

The name of each client having any interest in the security;

b)

The amount or interest of each client; and

c)

The location of the security.

		N/A	N/A
Privacy Notice
1	Privacy Notice. Annual privacy notice sent to all clients.	6 years**	Legal & Compliance / Client Service
Proxy Voting (With respect to accounts for which GW&K exercises voting authority for client securities)
1	Policy and Procedures. A copy of all proxy voting policies and procedures and any amendments thereto.	6 years**	Legal & Compliance
2

Proxy Statements. A copy of each proxy statement that GW&K receives regarding client securities. (GW&K may satisfy this requirement by relying on a third party to make and retain, on GW&K’s behalf, a copy of a proxy statement (provided that GW&K has obtained an undertaking from Broadridge to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

		6 years**	Broadridge / Legal & Compliance
3	Votes Cast. A record of each vote cast by GW&K on behalf of a client (GW&K relies on Broadridge to retain these records – see undertaking note in item 2 above).	6 years**	Broadridge / Legal & Compliance
4	Decision Documentation. A copy of any document created by GW&K that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.	6 years**	Legal & Compliance
5

A copy of each written client request for information on how GW&K voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how GW&K voted proxies on behalf of the requesting client.

		6 years**	Legal & Compliance

* These are permanent account records and must be retained on site as long as the account/enterprise is open. Once an account/enterprise is terminated then the regulatory requirement is for two (2) years on-site from the end of the year in which the occurrence/transaction took place, plus an additional five (5) years off-site.

** These records must be retained for a period not less than six (6) years from the end of the fiscal year in which any transactions occurred (the first two years in an easily accessible place such as in GW&K’s office or electronically).

*** These records must be retained for as long as the account in question forms part of a composite that portrays performance in accordance with GIPs. Once the account is terminated, the regulatory requirement is for two (2) years on-site from the end of the year in which the occurrence/transaction took place, plus an additional five (5) years off-site.

Electronic Communication

December 2020

INTRODUCTION

As a SEC-Registered Investment Adviser, and in regards to Rule 204-2 of the Investment Advisers Act of 1940 (the “Recordkeeping Rule”), GW&K Investment Management, LLC (“GW&K”) is required to maintain certain types of records related to its investment advisory business (“Records”). All GW&K electronic communications, including email, are subject to potential review by SEC examiners. The purpose of this policy is to develop procedures designed to ensure the proper use of GW&K’s email and other approved electronic communication systems by employees (including part-time employees, consultants and temporary personnel).

I.

Policy

All messages, files, and other content distributed via GW&K’s email system or other electronic messaging services supported by GW&K information technology infrastructure, such as Global Relay Messenger or Bloomberg messaging, are the property of GW&K. Employees should not assume or expect privacy with respect to any personal information or matter received, sent, or maintained on these systems. All GW&K electronic communication systems are monitored by GW&K’s Information Technology and Legal & Compliance Departments. Further GW&K privacy-related matters are covered within the Firm’s Employee handbook, Information Technology End User Policy, Code of Ethics Policy, Privacy Policy and Written Information Security Plan (“WISP”).

GW&K utilizes a third-party web-based application to capture all emails and other electronic communications that are sent and received by GW&K accounts. The third-party application provides rule-based assistance in monitoring and storing of emails off-site. Electronic messages originating from or arriving to GW&K’s network, including any attachments, are retrievable and reviewable at any time via a secure web-based application provided by the vendor.

If there is evidence that an employee is not adhering to the guidelines set forth in this policy, GW&K reserves the right to take disciplinary action including termination and legal action if deemed appropriate.

GW&K provides computers, electronic communication platforms, telephones and voicemail, internet access, software and other information technology systems resources to employees for business purposes. All GW&K information systems should be used appropriately and in compliance with this policy as well as in compliance with electronic usage guidelines outlined in GW&K’s Employee Handbook, End User Policy, Cybersecurity and within the Information Technology Security Policy.

GW&K strictly prohibits:

•

Sending or forwarding electronic communications containing libelous, defamatory, offensive, racist or obscene remarks or attachments.

•

Sending unsolicited electronic communications or chain mail.

•

Forging or attempting to forge electronic communications, or disguising or attempt to disguise your identity when sending e-mails.

•

Auto-forwarding GW&K email to non-GW&K email addresses.

II.

Procedures

GW&K considers email and other electronic communication platforms an important means of communication and recognizes the importance of proper electronic content and timely correspondence. Employees are encouraged to take the same care in drafting electronic communications as they would for any other written business communication.

As employees of a SEC Registered Investment Adviser, GW&K employees are encouraged to operate on the understanding that all of their electronic communications, may be reviewed by GW&K’s Legal & Compliance Department and/or a regulator.

Although GW&K’s electronic communication platforms are meant for business use, GW&K allows limited personal usage if it is reasonable, professional and does not interfere with work.

GW&K employees who are FINRA Registered Representatives are subject to additional rules and regulations for electronic communications and should reference AMG Distributors Inc.’s Written Supervisory Procedures.

III.

Oversight and Documentation

GW&K’s Information Technology and Legal & Compliance Departments are responsible for oversight, including providing training to employees on electronic communication usage. On a periodic basis, Legal & Compliance will sample emails and other electronic communications for review to ensure that employees are operating in compliance with this policy.

Marketing Material Review

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to ensure that marketing and advertising materials used by GW&K Investment Management, LLC (“GW&K”) in the offering of its investment advisory products and services are consistent with applicable regulatory requirements, including Rule 206(4)-1 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Rule broadly defines an advertisement to include any notice, circular, letter, or other written communication to more than one person, or any notice or other announcement in publication which offers:

•

analyses, reports, or advice concerning securities,

•

graphs, charts, formulas, or other devices intended to prompt investment decisions, or

•

any other investment advisory service with regard to securities.

For purposes of this policy, marketing and advertising shall generally encompass any content produced by GW&K where its products, strategies, performance or other aspects of its business are described, and that content is given to, or accessible to, more than one person. There are exceptions where such content can be used for certain small groups of targeted individuals, but this policy is intended to cover materials that are likely to reach the public and would be considered advertising under the Rule.

Examples include, but are not limited to:

•

Presentation books

•

Investment strategy summaries

•

Product profiles

•

Investment commentary

•

Sample portfolios

•

Radio and TV appearances

•

Recorded commentary calls or webinars

•

Website content

•

Email or other electronic communications (where marketing content is included)

I.

Policy

It is GW&K’s policy that its marketing and advertising materials meet regulatory requirements under the Rule while also adhering to a high ethical standard. All marketing and advertising materials are subject to review by Legal & Compliance, Marketing, and other departments, as applicable.

II.

Procedures

All marketing and advertising material is to be reviewed by the Legal & Compliance Department prior to its initial distribution. Marketing and Legal & Compliance periodically coordinate to ensure the review and retention of marketing materials. In some cases marketing pieces may be in a standard format or a template approved for repeated use, or the same content may be used to create slightly different versions of the same material. Any questions regarding procedures or the requirements relating to Advertising should be directed to the Legal & Compliance Department.

While each piece of marketing material will be considered and reviewed individually, the following are some general prohibitions and other guidelines that GW&K will typically observe in reference to the Rule, other SEC guidance, and industry best practice.

General Prohibitions

Examples of GW&K’s prohibited practices include, but are not limited to:

•

making an untrue statement of material fact, or omission of material fact necessary to make the statement made, in light of the circumstances which it was made, not misleading;

•

making a material claim or statement that is exaggerated or unsubstantiated;

•

making an untrue or misleading implication about, or misleading inference to be drawn, concerning a material fact relating to GW&K;

•

making reference or inference to any potential benefits without clear and prominent explanation of associated material risks or limitations;

•

the absence of appropriate explanations and disclosures,

•

using unrealistic assumptions,

•

any representations of future gains or income,

•

including or excluding performance results, or presenting performance time periods, in a manner that is not fair and balanced; and

•

being otherwise materially misleading.

Testimonials

The Rule prohibits testimonials of any kind in marketing materials. A testimonial generally includes a statement by a former or present client who endorses GW&K or refers to having a favorable investment experience with GW&K. The prohibition against testimonials does not apply to the reprinting of unbiased third-party reports, such as newspaper or magazine articles.

Past Specific Recommendations

The Rule generally prohibits using past specific recommendations in marketing materials. The SEC’s rationale in prohibiting them is to prevent an adviser from showing profitable recommendations while omitting unprofitable ones. Under applicable SEC guidance, there are some exceptions to this prohibition such as material that constitutes an offer to provide all recommendations of the preceding year, provided certain disclosures are included.

Graphs, Charts, and Formulas

The Rule prohibits representations that a graph, chart, formula, or other device can in and of itself be used to determine what securities to buy or sell, or when to trade them, without prominently disclosing the limitations of using such a device.

Use of Performance Data

In addition to the restrictions detailed under the Rule, the SEC has taken positions on other matters related to marketing and advertising, most notably in the area of performance presentation where it relies on the Rule’s general prohibition against the use of false and misleading statements to regulate performance presentation.

All performance presentations in marketing material must be provided or approved by GW&K’s Marketing & Performance Department prior to use. Performance data in marketing material must typically accompany disclosures of the following information:

•

Effect of any material non-recurring events impacting the performance shown;

•

Whether and to what extent dividends and gains are reinvested;

•

Relevant differences between GW&K performance and any comparative index shown

•

Performance net of fees (gross of fees is permitted provided net performance is shown); and

•

Past performance does not guarantee future results.

Press Releases, Magazine, Newspaper, Television, Radio and Web Material

Any material intended to be distributed through the media such as press releases, magazine advertisements, television or radio commercials or appearances, is subject to GW&K’s Press and Media Relations Policy. GW&K partners and employees who intend to give an interview with media representatives or who intend to make a television or radio appearance are required to consult this policy and work with the Marketing & Performance and Legal & Compliance Departments.

GW&K Website and Social Media Profiles

GW&K’s Marketing & Performance and Legal & Compliance Departments periodically review the content of GW&K’s public internet site and its LinkedIn profile to confirm posted material is consistent with the standards of this policy. As specified in other GW&K Policies, including within the Firm’s Social Media Policy, unless approved by GW&K’s Marketing and Legal & Compliance Departments, GW&K employees are not permitted to reveal more than GW&K’s name as employer, or their GW&K position (or positions, as appropriate) on social media networks such as LinkedIn. GW&K’s Marketing Department has developed procedures which are required to be followed prior to using LinkedIn for any GW&K business purposes.

GIPS Compliance

GW&K claims compliance with the Global Investment Performance Standards (GIPS®) sponsored by the CFA Institute. GW&K’s Marketing & Performance Department maintains policies and procedures designed to ensure compliance with GIPS in the calculation and presentation of investment performance data. Although the Firm is not required to do so, GW&K’s claim of GIPS compliance is verified annually by an independent third party verification firm.

III.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for oversight, including training employees, and will periodically assess Firm compliance with this policy and the effectiveness of its implementation.

Solicitation Agreements

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to assist GW&K Investment Management, LLC (“GW&K”) in meeting its obligations under Rule 206(4)-3 (the “Rule”) of the Investment Advisers Act of 1940 with respect to its use of client solicitors. The Rule makes it unlawful for GW&K to pay a cash fee, directly or indirectly, to any person who solicits clients for GW&K unless certain requirements are met, including the establishment of a written agreement between GW&K and the solicitor describing the terms of the solicitation activities, and the disclosure of the agreement to prospective clients.

I.

Policy

It is GW&K’s policy to comply with the Rule when it pays cash fees to solicitors to obtain advisory clients. Solicitation arrangements that involve the payment of cash referral fees may only be made pursuant to a written agreement between GW&K and the solicitor, which is required to be disclosed to prospective clients.

GW&K utilizes both affiliated and non-affiliated solicitors. Affiliated solicitors include subsidiaries of Affiliated Managers Group who introduce GW&K’s investment management services to prospective clients. Non-affiliated solicitors include brokers, banks, or other third-parties who also introduce prospective clients to GW&K. These arrangements are governed by written agreements that describe each solicitor’s responsibilities to GW&K and the required disclosures the solicitor must provide to prospective clients describing the compensation received from GW&K.

II.

Procedures

Under the Rule and GW&K’s Policy, it is prohibited for GW&K to utilize solicitors that are subject to any SEC censure including any of the conduct specified in Section 203(e) of the Advisers Act or similar disqualification considerations. It is required for GW&K’s Legal & Compliance Department to review and approve all solicitation arrangements. GW&K’s Finance Department will retain signed copies of all solicitation agreements between GW&K and solicitor.

Written Agreement

The cash fee payment and solicitation arrangements must be pursuant to a written agreement to which GW&K is a party (there does not need to be such an agreement if the solicitor is an employee of GW&K). The written agreement is required to have the following provisions:

•

Describe the solicitation activities of the solicitor and the compensation to be paid;

•

Require the solicitor to provide the prospective client a current copy of the GW&K’s Form ADV Parts 2A and 3 (as required) (“Form ADV”) and the solicitor’s written disclosure statement.

Client Acknowledgement

GW&K is to receive and retain an executed acknowledgment from any client obtained pursuant to a solicitor’s introduction of GW&K where the client attests to having received GW&K’s Form ADV and solicitor’s disclosure document prior to or at time of client agreement. GW&K’s Client Service retains executed client acknowledgement forms in GW&K’s client system of records, CRM.

Non-Affiliated Solicitor’s Disclosure Document

When GW&K uses a non-affiliated solicitor, disclosure of the solicitation arrangement relationship must be made to prospective clients. As noted above, the client must sign a written acknowledgment confirming that the solicitor’s disclosure and GW&K’s current Form ADV was received. This acknowledgment is to be completed the first time a solicitation is made and the Legal & Compliance Department must receive and approve the disclosure form. The solicitor’s disclosure document shall include:

•

Name of the solicitor

•

Name of the Adviser (GW&K)

•

Nature of the relationship between GW&K and the solicitor

•

The terms of the compensation paid to the solicitor

•

Any charges the client may incur in addition to the standard advisory fee as a result of the solicitation agreement.

GW&K maintains disclosures in its Form ADV which explain the policies and procedures for both affiliated and non-affiliated solicitation agreements. GW&K periodically reviews its Form ADV to ensure its disclosure regarding its solicitation arrangements is complete and accurate.

GW&K Client Fees

As a matter of Policy, GW&K does not charge solicitation fees paid by GW&K back to the clients. GW&K investment management fees charged to clients obtained via a solicitor are to be no higher than those charged to clients attained without a solicitor.

Solicitor Fee Arrangements

Typically, solicitor compensation is assessed as a portion of the advisory fee paid to GW&K by any client retained by GW&K through a solicitor. Solicitation arrangements are required to be approved by the Legal & Compliance Department and communicated to the GW&K Finance Department for proper payment. Fees to solicitors may not be paid until a copy of the client acknowledgement is received by GW&K from the client.

III.

Oversight and Documentation

To obtain a reasonable basis for understanding GW&K client’s and the Firm’s solicitor practices, GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Press and Media Relations

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to assist GW&K Investment Management, LLC (“GW&K”) in its representation in the press and media to be accurate and consistent with the Firm’s on-going fiduciary obligations to clients. Given the public nature of the press and other media, GW&K’s representation within the press and media may also constitute advertising material, subject to applicable regulatory requirements including Rule 206(4)-1 (the “Rule”) under the Investment Advisers Act of 1940, and is covered under GW&K’s Marketing Material Review Policy.

I.

Policy

It is GW&K’s policy that all marketing and advertising materials, including press and other public media representations, meet regulatory requirements under the Rule while also adhering to GW&K’s fiduciary requirements. All public media representations are required to be properly approved, as described herein, prior to engagement.

II.

Procedures & General Guidelines

Responses to press inquiries or media interview engagements are required to be pre-cleared in advance with the Marketing Department. While each potential engagement will typically be considered and reviewed individually, the following points are general prohibitions and are meant to be guidelines that GW&K may observe in reference to the Rule, SEC guidance, and industry best practice.

GW&K Personnel are prohibited from:

•

discussing any litigation, personnel, clients, internal communications, or other non-public aspects of GW&K’s business;

•

making representations of future gains or income;

•

offering portrayals that past performance may be indicative of future results;

•

presenting exaggerated or unsubstantiated claims; or

•

commenting on specific stocks, bonds, or other securities that are being actively traded on a strategy-wide basis.

Securities that are mentioned to the press will be restricted for any GW&K strategy where they are held and personal account trading. The restriction period will be set by GW&K’s Legal & Compliance Department and typically begins when the security is mentioned to the press and ends one trading day after the release of the interview or article. For securities mentioned to the press but not cited in the article/interview, the restriction will end upon the article/interview’s release. This restriction does not apply to client cash-flow related trading activity. At its discretions, GW&K’s Legal and Compliance Department may grant exemptions to the restriction where the security’s market capitalization is above

$10 billion or otherwise believed to be highly-liquid.

III.

Oversight and Documentation

The Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Social Media

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures that are designed to provide GW&K Investment Management, LLC (“GW&K”) employees with a framework when using Social Media. It is GW&K’s current policy to not promote, advertise, or otherwise represent GW&K on personal or third party Social Media sites. The Firm understands that employees may use various forms of Social Media in their personal and private lives.

Social Media encompasses various activities that integrate technology, social interaction and content creation. For purposes of this policy, Social Media includes all public online sites or forums supporting such activities where comments, commentary, and content could be widely disseminated. These online sites include, but are not limited to; social networking, blogs, photos and video sharing, podcasts and virtual communities. Facebook, LinkedIn, Twitter, YouTube, Instagram, TikTok and Pinterest are a few examples of specific third party Social Media sites.

I.

Policy

It is GW&K’s policy that its employees may use Social Media for their own personal activities, subject to the limitations discussed below.

1.

GW&K employees are prohibited from the following on social media:

•

Engaging in any Firm-related business activity or communication;

•

Providing any commentary or information on the Firm’s business or clients, on any specific securities or other investments, or on the investment management business more generally;

•

Discussing competitors, clients or vendors;

•

Posting any information regarding Firm activity or links to press releases about GW&K;

•

Discussing any litigation or similar matter involving the Firm or actions by government regulators related to the Firm;

•

Discussing personal securities holdings or the securities holdings of family or friends;

•

Receiving or giving any type of endorsement to any person or entity, unless it is absolutely clear that it is being done in a personal capacity and does not involve the financial services industry;

•

Using GW&K’s logo or name, other than for the limited purpose of identifying yourself as an employee of the Firm (e.g. personal profile within LinkedIn, noting that you are an employee of GW&K); or

•

Engaging in any advertising or other solicitation on behalf of GW&K.

2.

When using Social Media, employees should refrain from any activity that could appear to be a business endorsement or receipt of a testimonial (e.g. “liking” someone or some entity on a particular site).

3.

Use of Social Media must not interfere with an employee’s performance of his or her job duties at GW&K.

4.

Each employee will be responsible for anything he or she posts or distributes via Social Media.

II.

Procedures

GW&K does not intend to restrict the personal use of Social Media by its employees provided such use does not violate the guidelines identified in this Policy and GW&K’s Employee Handbook. Specifically, GW&K prohibits its employees from Social Media usage that would involve representing GW&K or attempting to conduct business on behalf of GW&K except where permission has been granted by GW&K’s Marketing and Legal & Compliance Departments and in accordance with GW&K policies and procedures and applicable laws and regulations.

Unless approved by GW&K’s Marketing and Legal & Compliance Departments, GW&K employees are not permitted to reveal more than GW&K’s name as employer, or their GW&K position (or positions, as appropriate) on social media networks such as LinkedIn. GW&K’s Marketing Department has developed procedures which are required to be followed prior to using LinkedIn for any GW&K business purposes.

On a periodic basis, GW&K employees are required to confirm their adherence to this policy. Furthermore, employees are also required to disclose to all Social Media sites they use to the Legal & Compliance Department.

III.

Oversight and Documentation

The Legal & Compliance Department is responsible for providing training to employees on this policy and periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Valuation of Client Holdings and Client Billing

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to assist GW&K Investment Management, LLC (“GW&K”) in meeting its obligations under Rule 206(1) and (2) of the Investment Advisers Act of 1940 and fiduciary responsibility with respect to charging its clients advisory fees. All GW&K advisory fees are to be accurately calculated and consistent with terms outlined in advisory contracts.

I.

Policy

GW&K typically assesses advisory fees as a percentage of the value of assets that the Firm manages in a client’s account. As such, GW&K recognizes its obligation to confirm that client portfolio holdings are valued fairly and consistently. GW&K relies on prices provided by independent third-party pricing sources for purposes of valuing the securities held in GW&K client accounts.

In instances or programs where GW&K serves as a sub-advisor to a mutual fund, the investment adviser to that mutual fund is responsible for valuing the holdings or other program. However, upon request, GW&K may occasionally assist an investment adviser with the valuation of portfolio securities provided that GW&K remains in a position of only recommending a price or pricing methodology and does not serve as the final source for such valuations.

II.

Procedures

Subject to any valuation guidelines provided by GW&K clients or their respective custodians, the following procedures generally govern the pricing of GW&K client held securities and client advisory fee billing.

Use of Independent Pricing Sources

As a fiduciary to its clients, GW&K recognizes its obligation to ensure that client portfolio holdings are valued reasonably and consistently. GW&K uses recognized, independent third-party pricing services for pricing securities held by GW&K clients. GW&K’s valuation practices and processes are overseen by the firm’s Valuation Committee (see Section III of this Policy for more information). GW&K’s Operations Department is responsible for administering the daily valuation process.

GW&K receives updated pricing and other necessary data from the below listed third party pricing services at least daily, and more frequently as needed in the event that a security’s price or related data attributes are reset or otherwise amended:

•

Bloomberg: Equities and Fixed Income Securities (including US Treasuries, US Agencies, Corporates, and Mortgage-backed Securities)

•

Intercontinental Exchange (ICE): Municipal Bonds

Pricing Exceptions

While GW&K generally does not invest in securities that require fair valuation, there can be circumstances where GW&K needs to price a security if a price is not readily available (e.g., in the case of extended market closures or if a security is halted on an exchange) or when GW&K believes the market price to be unreliable. When fair value pricing a security, or recommending a fair value to an investment adviser, GW&K seeks to determine a price that would be obtained in the market if, in fact, a market for the security existed.

GW&K’s Operations Department maintains procedures to review, confirm, and where applicable, adjust prices in instances when:

•

a security’s price is not received as part of a daily automated feed from a third-party service, whether due to market or technical issues or due to the security being new to GW&K that day,

•

a security’s price has fluctuated 10% or more from the prior price received, or

•

there is reason to believe a security’s price may be inaccurate.

GW&K’s Operations Department may use client custodian prices for manually priced securities and, when appropriate, consult among GW&K Portfolio Managers, Traders, Legal & Compliance and other GW&K Departments to resolve pricing concerns. GW&K’s Legal & Compliance Department maintains a log of securities held in client accounts that the firm has fair valued or recommended for fair valuation.

Client Billing

Advisory fees are assessed in arrears or in advance, based on the client’s instruction, on the value of the portfolio holdings at the end of the quarter. Management Fee invoices are sent to the client and the client’s custodian bank. For accounts for which GW&K is responsible for calculating its investment management fees, GW&K uses the valuations determined by the procedures described in this Policy and further within GW&K’s Form ADV Part 2A in Item 7, rather than the valuations that may be determined from time to time by clients’ custodian banks. Clients that terminate GW&K advisory services between billing cycles will generally receive a prorated advisory fee in accordance with the terms of the client agreement.

GW&K does not act as custodian for its clients’ assets or accounts, and GW&K is not the official books and records for the client. GW&K discloses the firm’s practices in its Form ADV Part 2A and additional information may be found within GW&K’s Custody Policy and Books and Records Policy. GW&K recognizes the importance that clients’ accounts accurately reflect the positions of the securities held by the client at the custodian. As such, GW&K has procedures in place to reconcile internal portfolio accounting records with custodian statements on a systematic and regular basis.

III.

Oversight and Documentation

Valuation Committee

GW&K maintains a Valuation Committee that meets annually, and more frequently as needed, to review the firm’s valuation practices, including GW&K’s policies and procedures, third-party pricing services, and any issues that have arisen relating to valuation or pricing. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, senior investment management and trading personnel, members of the Legal & Compliance Department, and managers of GW&K’s Investment Operations, Finance and Client Services Departments. The Valuation Committee will meet ad hoc if there is a “fair valuation” matter or other pricing issue for a security that requires the Committee’s review. GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Proxy Voting

December 2020

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K Investment Management, LLC (“GW&K”) has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K's clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)

Conduct in-depth proxy research;

2)

Process and vote proxies in connection with securities held by GW&K’s clients;

3)

Maintain appropriate records of proxy statements, research, and recommendations;

4)

Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

5)

Complete other proxy related administrative functions.

II.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1)

Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2)

Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3)

Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4)

Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5)

Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6)

Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III.

Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV.

Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management, LLC

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

V.

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1)

These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

2)

Proxy statements, research, recommendations, and records of each vote;

3)

Client written requests for proxy voting information and applicable responses by GW&K.

VI.

Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Advisory Contracts

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to assist GW&K Investment Management, LLC, as a SEC registered investment adviser, in meeting its obligations under Rule 204-3, 204-5 and 205(a)(2) of the Investment Advisers Act of 1940, as well with other relevant rules and regulations with respect to GW&K advisory contracts, including sub-advisory agreements.

I.

Policy

It is GW&K’s policy to have written investment advisory contracts in place for all clients, whether directly between the client and GW&K, or as covered through a master agreement between GW&K and a third party where GW&K acts as a sub-adviser. Such contracts generally include a description of services, delegation of discretionary authority if applicable, the advisory fee, and certain other terms. All contracts are required to be signed by both the client and an authorized officer of GW&K and shall be accompanied by GW&K’s Form ADV-Part 2A and Part 3 (Client Relationship Summary (for GW&K Retail Clients)), Privacy Notice, and other disclosures as applicable.

II.

Procedures

GW&K’s Client Service Department is responsible for securing executed advisory contracts as appropriate for new clients as well as for providing associated disclosure documents. All new clients of GW&K are required to be provided a copy of GW&K’s current Form ADV Part 2A, Part 3 and Privacy Notice. All investment advisory agreements are required to be reviewed by Client Service management, unless the contract is a standard form previously approved by GW&K. Any amendments to standard contractual language must be pre-approved by the Firm’s Chief Compliance Officer or General Counsel. Amendments to standard investment advisory fees must be approved by a Sales or Client Service Manager.

All contracts are required to be countersigned by an authorized officer of GW&K. GW&K Client Service is to ensure that copies of executed contracts and other applicable new client documents are retained by GW&K.

III.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Anti-Money Laundering

December 2020

INTRODUCTION

As a U.S.-registered investment adviser, GW&K Investment Management, LLC (“GW&K”) does not currently meet the definition of “financial institution” subject to rules and regulations under the USA PATRIOT Act of 2001; however, GW&K is committed to preventing the use of client’s investment accounts (“accounts”) to commit money laundering. The purpose of this policy is to establish procedures intended to help detect potential instances of money laundering through accounts opened and maintained with GW&K.

I.

Policy

As a matter of policy, GW&K and its employees do not maintain actual, physical custody of any of its clients’ assets. See GW&K’s Custody Policy for further information. It is also GW&K’s policy to seek to prevent the misuse of funds in accounts for the purpose of money laundering or terrorist financing.

GW&K maintains policies and procedures intended to detect and deter potential occurrences of money laundering, terrorist financing and other illegal activities. GW&K will not knowingly accept clients whose name appears and is verified to be on any list of prohibited persons and entities as may be mandated by applicable law or regulation (such as the U.S. Department of the Treasury’s Office of Foreign Asset Control (“OFAC”) Specially Designated Nationals and Blocked Persons List maintained by OFAC). GW&K personnel monitor activity in client accounts for suspicious financial activity and will notify GW&K’s Legal & Compliance Department if any suspicious activity is detected.

II.

Procedures

GW&K Client Service generally seeks to obtain certain identifying information about each client before an account is opened. Such information typically includes client name, residence and mailing address, and taxpayer identification number where applicable. However, there may be certain instances, particularly where GW&K is hired as a sub-adviser within third-party sponsored managed account programs, where this information is not obtained by GW&K, but is held by the program sponsor.

GW&K’s Legal & Compliance Department uses a vendor service to review new client identification information against the OFAC list and certain other government watch lists on a regular basis. In situations where a new client is obtained through a third-party sponsored managed account program and identifying client information is not provided, GW&K will not perform such review or verification and will rely on the program sponsor to perform this review in accordance with applicable legal requirements. GW&K’s Legal & Compliance Department will address potential matches to the OFAC list and other watch lists as appropriate.

On a periodic basis, but generally no less than annually, Legal & Compliance will perform OFAC and other watch list screening for all existing clients where identification information is on file. Additionally, on a periodic basis, but generally no less than monthly, GW&K performs OFAC and other watch list screening on all client held domestic and international securities.

GW&K’s Legal & Compliance Department conducts training with employees, based on the nature of their role, to effectively monitor, detect and report any potential suspicious activity in accordance with GW&K policy.

III.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Client Complaints

December 2020

INTRODUCTION

As a U.S. registered investment adviser and fiduciary to clients, GW&K Investment Management, LLC (“GW&K”) places great value on understanding and serving the needs of its clients; however, in the course of conducting its business, client complaints may arise. GW&K maintains this Policy, which requires a prompt, thorough and reasonable review of all client complaints, and prompt and reasonable documented resolution.

I.

Policy

It is GW&K’s policy to promptly identify and evaluate all potential client complaints. Where it is determined that a complaint has occurred, GW&K will work to address the client’s concerns as appropriate, documenting the circumstances that gave rise to and measures taken to address the complaint. Potential client complaints may include, but are not necessarily limited to:

•

Expression by, or on behalf of a client, of dissatisfaction with service;

•

Perceived failure to execute transactions as instructed or within an anticipated timeframe;

•

Performance of investment accounts;

•

Late or otherwise unsatisfactorily completed payments, disbursements or other client instructions; or

•

Account statement, fee, billing, or other administrative concerns.

II.

Procedures

The following procedures are to be followed if GW&K believes a potential client complaint has occurred.

GW&K employees are required to contact management within GW&K’s Client Service Department immediately upon identifying a potential client complaint and provide all relevant information and existing documentation. In addition, GW&K’s Legal & Compliance Department is to be notified to initiate a review of the facts and circumstances surrounding the potential complaint. Where an actual complaint is identified, the GW&K Client Service Department will coordinate with the GW&K Legal & Compliance Department to respond to the client. All information pertaining to an actual client complaint and its resolution are to be documented. The documentation will typically include the following information:

(i)

Identification of client making the complaint (or any person making a complaint on a client’s behalf);

(ii)

Any and all relevant client account number(s);

(iii)

Date the complaint was received;

(iv)

Name of the Relationship Manager servicing the account;

(v)

General description of the complaint;

(vi)

Copies of any correspondence related to the complaint; and

(vii)

Summary of any action taken to address the complaint with the client.

III.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for maintaining records of client complaints in accordance with the requirements of this Policy.

Class Action and Other Proceedings

December 2020

INTRODUCTION

As an investment adviser, GW&K Investment Management, LLC (“GW&K”) may periodically receive notices in regard to legal proceedings relating to securities held in client accounts. The purpose of this policy is to describe GW&K’s responsibilities and procedures for handling such notices.

I.

Policy

GW&K’s policy strictly prohibits its employees from accepting or assuming authority or responsibility for acting on a Client’s behalf in legal proceedings involving securities purchased or held in client accounts. This includes, but is not limited to, pursuing litigation or the filing of a proof of claim in a class action or bankruptcy proceedings.

II.

Procedures

While it is GW&K’s policy to not take legal action with regard to class actions or other legal proceedings involving securities held in client accounts, as a professional courtesy, GW&K may direct the Client or an authorized third party to the appropriate custodian(s) of record when there are requests for documentation or other information for specific action(s), or otherwise reasonably assist the Client with requested documentation or information. Clients are encouraged to seek their own legal counsel regarding any class action or other suit.

In the event that GW&K inadvertently receives class action or other legal proceeding documentation on behalf of a client or former client, GW&K’s Operations Department or the appropriate Client Service Department member will notify the client that GW&K incorrectly received the material. Additionally, in the event that GW&K inadvertently receives a check for settlement proceeds of a class action lawsuit or other legal proceedings, it will be returned to the client or returned to sender within three (3) business days in accordance with GW&K’s Custody Policy.

III.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for periodically verifying GW&K’s compliance with this policy and ensuring that disclosures related to this policy in its Form ADV Part 2A and Part 3 (Client Relationship Summary) are accurate.

Erisa

December 2020

INTRODUCTION

The purpose of this policy is to establish procedures designed to assist GW&K Investment Management (“GW&K”) in satisfying its obligations as a fiduciary under the Employee Retirement Income Security Act of 1974 (“ERISA”) where it has been hired as investment adviser to manage ERISA plan assets, or other assets for which certain requirements of ERISA apply (e.g., certain individual retirement accounts).

I.

Policy

GW&K is considered a fiduciary under ERISA because, in cases where it has been hired by an ERISA plan, it exercises discretionary authority or control involving the management or disposition of plan assets. In this capacity and per Policy, GW&K is required to:

•

Act solely in the interests of plan participants and their beneficiaries,

•

Act with the requisite level of care, skill, prudence, and diligence,

•

Avoid engaging in prohibited transactions under ERISA, unless an exemption is available; and

•

Act according to the terms of ERISA plan documents, to the extent those documents are consistent with ERISA.

GW&K is a Qualified Professional Asset Manager (“QPAM”), meeting requirements set forth in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor (“DOL”).

II.

Procedures

GW&K is required to maintain procedures, compliance trading restrictions (where applicable), appropriate marketing and advertising disclosures, employee training and other controls to help ensure adherence to this policy and associated ERISA requirements. GW&K’s Sales and Client Service Departments are required to confirm with prospective clients to determine if they are benefit plan investors subject to ERISA and identify any plan-related publicly traded employer securities. Internal client service records and trading restrictions are to be updated as appropriate. Where applicable, pre and post trade compliance trading restrictions will be applied within internal systems; including, but not limited to the prohibition of cross trades, limitations on employer securities and restricting of certain plan-affiliated broker/dealers.

In accordance with GW&K’s Code of Ethics Policy, GW&K employees may not provide any person who is a fiduciary of an ERISA plan gifts, entertainment or other consideration with a value of $100 or more. For more information on GW&K’s Policy on gifts and entertainment, review GW&K’s Code of Ethics Policy.

As part of GW&K’s overall risk management and business operations process, GW&K has extensive and comprehensive insurance coverage in place. GW&K is bonded under a fidelity bond in an amount determined according to the value of ERISA assets under GW&K’s discretionary investment management. GW&K’s Finance & Administration Department, under the direction of the Firm’s Management Committee, is responsible for administrating and maintaining the Firm’s insurance coverage.

III.

Fiduciary Considerations with Prospective ERISA Clients

GW&K provides marketing, advertising and/or other written materials to prospective clients. ERISA provides certain exemptions, including the best interest contract exemption, the independent fiduciary exemption, and the general communications exemption, for investment advisers that market their services to prospective ERISA clients. These procedures are designed to ensure that GW&K operates within the relevant exemption(s) when the firm is marketing its services to prospective ERISA clients.

Where GW&K provides marketing, advertising and/or other materials to prospective ERISA clients, GW&K presents the data as general information that is solely for informational purposes. These materials are neither intended to be predictive in nature, nor are they intended as specific investment recommendations on which the prospective client can rely. Further, GW&K does not provide these materials in a fiduciary capacity until such time that an individual signs an investment management agreement or subscription agreement with GW&K (or with a program sponsor who has hired GW&K as a subadvisor, and where GW&K is designated as the adviser on the client’s account).

Where relevant (such as in situations where specific securities are identified), GW&K will include disclosure in its marketing, advertising and/or other materials, in order to disclose to prospective clients that GW&K is providing the information as general information, and not as a fiduciary to the client until the above-referenced agreement is signed. GW&K will determine where these disclosures are appropriate within the firm’s materials.

With respect to fees, GW&K will fully disclose all of its fees to the prospective client (typically through the investment management agreement, subscription agreement, offering memorandum, request for proposal, or other relevant document). GW&K will not recommend an investment strategy or an investment fund to a client unless GW&K reasonably believes that the fees payable to GW&K represent fair and reasonable compensation for the services provided, including without limitation (and to the extent applicable) any fees payable on a fund managed by or affiliated with GW&K. GW&K may recommend an investment fund managed by or affiliated with GW&K to ERISA clients, so long as GW&K determines that such fund and its fees are reasonable, and are consistent with GW&K’s role as a fiduciary to the client upon execution of the above-referenced agreement.

In addition, in order to avoid disadvantaging ERISA accounts in a manner that would be inconsistent with GW&K’s fiduciary duties, GW&K will not maintain a separate, higher fee schedule for ERISA accounts only. As a result, any fee differences between a particular ERISA account and any other non- ERISA account within the same investment strategy, investment fund and/or investment program will not occur solely because of the ERISA status of the account. The fee schedules for accounts managed by GW&K will therefore reflect a level of fees that the market will bear, rather than an above-market premium imposed by GW&K solely because of the ERISA status of the account.

Finally, in order to comply with the ERISA exemptions set forth above, GW&K is prohibited from making misleading statements about investment transactions, compensation or conflicts of interest to prospective or current ERISA clients.

IV.

Training

GW&K’s Legal & Compliance Department is responsible for conducting periodic employee training for applicable personnel who engage in sales and marketing activities which could include general discussion about GW&K’s services as well as the presentation of GW&K advertising materials to prospective ERISA clients. New employees hired to work in sales and marketing capacities will receive this training at upon starting with GW&K and subsequently during annual employee update training as necessary.

V.

Oversight and Documentation

GW&K’s Legal & Compliance Department is responsible for periodically assessing GW&K’s compliance with this Policy, ERISA requirements and ensuring that disclosures related to this policy are maintained in its Form ADV Part 2A and in relevant GW&K marketing, advertising and other written materials.